UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08879

SUN CAPITAL ADVISERS TRUST
(Exact name of registrant as specified in charter)

One Sun Life Executive Park, Wellesley Hills, Massachusetts			02481
(Address of principal executive offices)			(Zip code)

James M.A. Anderson Sun Capital Advisers Trust One Sun Life Executive Park Wellesley Hills, Massachusetts 02481
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(781) 237-6030

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1.                                     Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended:

SUN CAPITAL ADVISERS TRUSTSM

Annual Report December 31, 2005

Sun CapitalSM All Cap Fund

Sun Capital Investment Grade Bond Fund®

Sun Capital Money Market Fund®

Sun Capital Real Estate Fund®

SCSM Davis Venture Value Fund

SCSM Value Small Cap Fund

SCSM Blue Chip Mid Cap Fund

Sun Capital Advisers Trust is a mutual fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Its investment adviser is Sun Capital Advisers LLC®, a member of the Sun Life Financial group of companies.

MANAGEMENT'S DISCUSSION & ANALYSIS

ALL CAP FUND

Throughout 2005 the Fund continued to be weighted towards economically sensitive stocks, a strategy we have kept in place since 2003. We have maintained a bias towards large and mid capitalization stocks, ending the year with approximate weightings of 55% in large caps and 37% in mid caps. During the fourth quarter the large cap weighting increased approximately 500 basis points while the mid cap weighting decreased by roughly 500 basis points, with the small cap weighting remaining unchanged. Because we have the flexibility to invest in stocks within a wide range of market capitalizations, we were able to shift our portfolio mix to take advantage of the best relative values.

During the fourth quarter, we continued to manage the portfolio to take advantage of opportunities in various sectors. Weightings increased in Consumer Discretionary, Financials, and Industrials, and decreased in Energy, Technology, and Utilities. The Fund ended the quarter with overweights in Consumer Discretionary, Healthcare, Industrials, Technology, and Utilities, and underweights in Financials, Energy, Materials, and Telecommunications.

Overall, the All Cap Fund has maintained a diversified portfolio roughly aligned with S&P 500 sector weightings. Specifically, valuation metrics as of December 31 show the portfolio trading at 0.95 times sales vs. 1.47 times for the S&P 500 index, a price to book of 2.4 vs. 2.8, and a price to cash flow of 11.0 vs. 11.1, respectively. The portfolio's dividend yield was 1.0% versus 1.7% for the S&P 500 Index, and debt to capitalization ratio (37%) was above that of the S&P 500 index's level of 32%.

ALL CAP FUND

TOP TEN EQUITY HOLDINGS

At December 31, 2005

% of Net Assets
Boston Scientific Corp.	4.1%
Eastman Kodak Co.	4.0
Biogen Idec, Inc.	3.5
Exxon Mobil Corp.	3.1
Lucent Technologies, Inc.	3.1
Biomet, Inc.	3.0
JDS Uniphase Corp.	2.8
Clear Channel Communications, Inc.	2.8
Lehman Brothers Holdings, Inc.	2.8
Merrill Lynch & Co., Inc.	2.7

INDUSTRY WEIGHTINGS

At December 31, 2005

% of Net Assets
Financial Services	10.1%
Telecommunications Equipment	7.8
Electrical Equipment	7.0
Medical Products	6.5
Cosmetics & Toiletries	4.5
Finance	4.4
Oil & Gas – Exploration & Production	4.3
Medical Devices	4.1
Photo Equipment	4.0
Biotechnology	3.7
Telecommunications	3.7
Mutual Funds	3.6
Broadcasting – Radio/TV	2.8
Fiber Optics	2.8
Pipelines	2.7
Pharmaceuticals & Biotechnology	2.5
Food, Beverages & Tobacco	2.4
Retail	2.2
Chemicals	2.1
Transportation	2.1
Banks	2.0
Computers & Business Equipment	2.0
Networking	2.0
Waste Management	2.0
Aerospace & Defense	1.9
Manufacturing – Diversified	1.9
Diversified Manufacturing	1.0
Auto Parts	0.9
Cable TV Services	0.9
Energy	0.9
Toys & Amusements	0.8
Commercial Services	0.1
Other assets less liabilities	0.3

ALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the All Cap Fund – Initial Class and the S&P 500 Index*

Comparison of Change in Value of a $10,000 Investment in the All Cap Fund – Service Class and the S&P 500 Index*

ALL CAP FUND

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
All Cap Fund	–0.72%	22.26%	N/A	9.19%
S&P 500 Index	4.91%	14.39%	N/A	6.00%
Service Class Shares
All Cap Fund	–0.98%	N/A	N/A	6.14%
S&P 500 Index	4.91%	N/A	N/A	7.19%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the All Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from May 1, 2002 (commencement of operations) to December 31, 2005. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2005.

MANAGEMENT'S DISCUSSION & ANALYSIS

INVESTMENT GRADE BOND FUND

Performance for 2005 was negatively impacted by an overweight to the credit sector as market participants reduced risk in light of the difficulties encountered by US auto manufacturers as well as the perception that companies would be engaging in various forms of shareholder enhancing activities. The Fund's duration, which was short that of the Index, positively affected results.

Mortgage-backed securities (MBS) comprised 37.6% of the portfolio at December 31, 2005, while 36% of funds assets were allocated to the credit sector. The portfolio retained slightly more than 9% US Treasuries, almost 8% each of US Agencies and commercial mortgages-backed securities (CMBS) and 1.5% asset-backed securities (ABS).

The Federal Reserve has increased the Federal Funds or short-term rate by 25bp at 13 consecutive meetings. Currently the Fed Funds rate is at 4.25%, an increase of 200bp from December 2004. Despite the Fed's interest rate increases, the 10-year US Treasury yield only increased by 17bp (4.39%) over the last twelve months, while the 5-year jumped by 74bp and the 2-year by 133bp. On December 31, the 2-year Treasury provided one basis point more in yield than the 10-year Treasury, thus a slight yield curve inversion. Over the prior 50 years, an inverted curve has in most instances, foreshadowed an economic slowdown or recession. However, many market forecasters, including Fed Chairman Alan Greenspan, believe a slowdown is not forthcoming.

Economic reports over the last three months have indicated an economy that remains in expansionary mode with benign inflation. However, elevated energy prices remain a wildcard with oil north of $60/barrel and natural gas above $10/million British Thermal Unit. Manufacturing data, including ISM and capacity utilization measures, has been surprisingly strong while consumer spending reports have been acceptable, although erratic. Consumer confidence readings have returned to pre-hurricane levels as energy prices have receded coupled with an improved jobs picture. The unemployment rate as well as job creation measures have also been supportive of an economy growing above trend. One area of concern that has surfaced is the sustainability of the strength of the housing sector.

Expectations are for the Alan Greenspan led Fed to raise short-term interest rates another 25bp in January before the Chairmanship is passed to Ben Bernanke. It is anticipated Bernanke will increase rates by 25bp in March, his first official Fed meeting as Chairman, bringing the short-term rate to 4.75%. Minutes from the Committee's most recent meeting in December 2005, provided reason to believe the Fed is nearing an end to increasing interest rates.

Strong foreign demand should continue for US securities which will artificially contain longer term interest rates, in our opinion. GDP for 2005 is expected to be just shy of 4% (3.7% through September 2005). For 2006, GDP is forecasted to reach 3–3.5% as the slowdown in housing coupled with a tired consumer suppresses the economy when contrasted to 2005. On the positive, business spending, which has been subdued over the last few years, should provide needed support. Rising commodity costs will be closely watched in 2006 as 2005 saw crude oil increase 40%, natural gas, 94%, gold, 20% and copper, almost 60%.

Spread sectors continue to offer upside opportunity when compared to US Treasuries. The credit sector benefits from very strong supply/demand technicals, including heavy foreign buying. Credit quality remains solid, although going forward, could deteriorate modestly. The possibility of significant shareholder friendly action necessitates superior credit selection. MBS and CMBS securities retain attractive risk adjusted valuations and will continue to be a focus. Portfolio duration, given our interest rate outlook, will continue to remain slightly short the benchmark duration.

INVESTMENT GRADE BOND FUND

TOP TEN BOND ISSUERS

At December 31, 2005

% of Net Assets
Federal National Mortgage Association	25.5%
Federal Home Loan Mortgage	15.8
U.S. Treasury	8.8
Government National Mortgage Association	3.8
Time Warner Entertainment Co.	1.7
GMAC Commercial Mortgage Securities, Inc.	1.7
Allegheny Energy Supply Co. LLC	1.5
Altria Group, Inc.	1.4
Commercial Net Lease Realty	1.4
Peco Energy Transition Trust	1.3

PORTFOLIO COMPOSITION

At December 31, 2005

% of Net Assets
U.S. Government Agency Obligations	54.2%
Corporate Debt Obligations	35.6
Commercial Mortgage Backed Securities	7.8
Short Term Investments	4.4
Asset Backed Securities	1.4
Liabilities in excess of other assets	(3.4)

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Initial Class and the Lehman Brothers Aggregate Bond Index*

Comparison of Change in Value of a $10,000 Investment in the Investment Grade Bond Fund – Service Class and the Lehman Brothers Aggregate Bond Index*

INVESTMENT GRADE BOND FUND

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Investment Grade Bond Fund	1.96%	5.95%	6.06%	5.57%
Lehman Brothers Aggregate Bond Index	2.43%	3.62%	5.87%	5.63%
Service Class Shares
Investment Grade Bond Fund	1.73%	N/A	N/A	3.52%
Lehman Brothers Aggregate Bond Index	2.43%	N/A	N/A	3.10%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Credit Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Investment Grade Bond Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2005. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2005.

MANAGEMENT'S DISCUSSION & ANALYSIS

MONEY MARKET FUND

At December 31, 2005, the Fund had net assets of $110.9 million, compared to $121.4 million a year earlier. The Fund's Initial Class Shares had a seven-day yield of 3.78% and an average maturity of 29 days. The portfolio was 81% invested in highly rated commercial paper, with the remaining 19% invested in Treasury bills, agency discount paper and mutual funds.

The Federal Open Market Committee (FOMC) of the Federal Reserve Board started the year with the Federal Funds rate at 2.25%. During the year the Fed increased rates eight times at a measured pace of 25 basis points per meeting ending the year at 4.25%. The minutes of the FOMC December 13, 2005 meeting were released on January 3, 2006. The minutes indicate the FOMC may be close to the end of its tightening cycle which began 18 months ago. However, policy change will be dependent on the strength of economic growth versus inflation in the upcoming months. The end of Fed Chairman, Alan Greenspan's 18 1/2 year tenure coincides with the next meeting to be held on January 31st. Ben Bernanke is expected to replace the outgoing Chairman pending Senate confirmation. Three-month Treasury bills started the year at the low of 2.24%. Rates began to increase with the eight consecutive rate hikes and Treasury bills reached their high on the last day of December at 4.08%. The spread on 90-day commercial paper over Treasury bills fluctuated between 18 and 55 basis points during the year. Outstanding commercial paper issuance at year-end was reported at $1.65 trillion versus $1.39 trillion at year-end 2004.

With the FOMC likely to increase rates over the near term, it is our current strategy to maintain an average maturity below that of the IMoneyNet Fund Index. We continue to invest in a diversified portfolio of high quality instruments.

TOP TEN ISSUERS

At December 31, 2005

% of Net Assets
Federal National Mortgage Association	13.3%
American General Finance Corp.	4.2
Rabobank USA Financial Corp.	4.0
UBS Finance LLC	4.0
FCAR OWNER TR	4.0
Canadian Wheat Board	4.0
Goldman Sachs Group	3.9
Barclays US Funding	3.9
BellSouth Corp.	3.9
American Express Credit Corp.	3.9

PORTFOLIO COMPOSITION

At December 31, 2005

% of Net Assets
Commercial Paper	77.3%
U.S. Government Agency Obligations	16.8
Mutual Funds	2.6
Other assets less liabilities	3.3

MONEY MARKET FUND

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund – Initial Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index*

Comparison of Change in Value of a $10,000 Investment in the Money Market Fund – Service Class and the Merrill Lynch 3-Month U.S. Treasury Bill Index*

MONEY MARKET FUND

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Money Market Fund	2.75%	1.34%	1.74%	2.75%
Merrill Lynch 3-month U.S. Treasury Bill Index	3.07%	1.85%	2.34%	3.25%
Service Class Shares
Money Market Fund	N/A	N/A	N/A	1.93%
Merrill Lynch 3-month U.S. Treasury Bill Index	N/A	N/A	N/A	2.29%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Merrill Lynch three-month U.S. Treasury Bill Index is a one-security index which at the beginning of every month selects for inclusion the U.S. Treasury Bill maturing closest to, but not beyond 91 days from that date. That issue is then held for one month, sold and rolled into the new U.S. Treasury Bill.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Money Market Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2005. Service Class Shares for the period from April 25, 2005 (commencement of operations) to December 31, 2005.

MANAGEMENT'S DISCUSSION & ANALYSIS

REAL ESTATE FUND

The best performing stocks in the portfolio during the last twelve months were Shurgard, SL Green, Avalon Bay, Simon Properties, and Eastgroup. The worst performing stocks during the last twelve months were IStar, New York Community Bancorp, Penn REIT, Developers Diversified, and Hilton Hotels

For the last twelve months, the MSCI U.S. REIT Index was up 12.13%, outperforming the Dow, the S&P, and the NASDAQ which were up 1.72%, up 4.91%, and up 2.73%, respectively.

The Fund remains defensive, yet is focused on owning the best-in-class REITs among the major property types. The Fund closed the year overweight in Hotel, Diversified, Self-Storage, Strip Center, Industrial, Regional Mall, and Office property types. The Fund is underweight the Health Care, Specialty, Mixed, Free-Standing, and Manufactured Home property types. The Fund is market weight the Apartment property type, which has the second largest index weighting behind Office (16.56%) at 14.35%.

The average dividend yield for universe of REITs was 5.14% at the end of 2005. The Fund finished the quarter with an average dividend yield of 3.8%. The average equity market capitalization for the Fund was $5.59 billion, compared to $2.72 billion for the universe of REIT securities.

TOP TEN EQUITY HOLDINGS

At December 31, 2005

% of Net Assets
Macerich Co.	5.7%
Archstone-Smith Trust	5.6
Shurgard Storage Centers, Inc. Class A	5.3
Alexandria Real Estate Equities, Inc.	5.2
Simon Property Group, Inc.	5.2
SL Green Realty Corp.	5.1
ProLogis Trust	5.0
Developers Diversified Realty Corp.	4.9
BRE Properties, Inc.	4.9
Vornado Realty Trust	4.9

SECTOR WEIGHTINGS

At December 31, 2005

% of Net Assets
Office	14.3%
Regional Malls	13.7
Shopping Centers	13.6
Apartments	13.4
Hotels & Restaurants	10.4
Warehouse & Industrial	9.6
Diversified	8.5
Storage	5.2
Banks	4.2
Financial Services	3.4
Mutual Funds	2.9
Healthcare Equipment & Services	0.3
Other assets less liabilities	0.5

REAL ESTATE FUND

Comparison of Change in Value of a $10,000 Investment in the Real Estate Fund – Initial Class and the MSCI U. S. REIT Index*

Comparison of Change in Value of a $10,000 Investment in the Real Estate Fund – Service Class and the MSCI U. S. REIT Index*

REAL ESTATE FUND

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Real Estate Fund	9.67%	25.73%	18.41%	16.34%
MSCI U.S. REIT Index	12.13%	26.38%	18.71%	15.68%
Service Class Shares
Real Estate Fund	9.37%	N/A	N/A	19.07%
MSCI U.S. REIT Index	12.13%	N/A	N/A	19.74%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees. The MSCI U.S. REIT Index is a total-return index composed of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Real Estate Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from December 7, 1998 (commencement of operations) to December 31, 2005. Service Class Shares for the period from February 1, 2004 (commencement of operations) to December 31, 2005.

MANAGEMENT'S DISCUSSION & ANALYSIS

DAVIS VENTURE VALUE FUND (subadvised by Davis Advisors)

During the year ended December 31, 2005, the stock market, as measured by the S&P 500 Index, increased by 4.91%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product ("GDP"), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year, and increased by only 1.1% in the fourth quarter. Interest rates, as measured by the 10-year Treasury bond, began 2005 at approximately 4.2%, ranged as low as 4.0% and ended 2005 at approximately 4.4%.

For the year ended December 31, 2005, Davis Venture Value Fund returned 9.73%, compared to its benchmark, the S&P 500 Index, which increased by 4.91%.

• Energy companies were the most important contributors to the Fund's performance over the year. Energy was also the strongest performing sector of the S&P 500 Index. The Fund benefited both by investing a larger percentage of its assets in energy companies than did the S&P 500 Index, and as a group, the individual energy companies that the Fund owned out-performed the average energy company included in the S&P 500 Index. All of the Fund's energy companies performed well, with EOG Resources, Devon Energy, ConocoPhillips, and Occidental Petroleum, all among the Fund's top 10 contributors to performance.

• The Fund's largest industry group holdings were in insurance companies. Progressive, Loews, and American International Group were among the Fund's top ten contributors to performance. Overall, the Fund's insurance companies were the second most important contributors to the Fund's performance.

• The Fund held significant investments in both diversified financial service companies and consumer staple companies. Both of these sectors made positive contributions to the Fund's performance. Moody's, a diversified financial service company, and Altria, a consumer staples company, both ranked among the Fund's top ten contributors to performance. Avon Products (initially purchased in June 2005), a consumer staples company, ranked among the top ten detractors from performance.

• The Fund's holdings in both the consumer discretionary sector and the industrial sector detracted from the Fund's performance for the year ended December 31, 2005. Consumer discretionary companies that were among the top ten detractors from performance over the year included Comcast, Gannett, and Autozone (sold in October 2005). Industrial companies which were among the top ten detractors from performance included Tyco and United Parcel Services. Lexmark, an information technology company, and Fifth Third Bancorp, a bank, were also among the top ten detractors from performance.

• The Fund had approximately 6% of its portfolio invested in foreign denominated issuers at December 31, 2005. As a group, the foreign companies owned by the Fund under-performed the S&P 500 Index over the year.

A company's contribution to the Fund's performance is a product of both its appreciation or depreciation and its weighting within the portfolio. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS VENTURE VALUE FUND

TOP TEN EQUITY HOLDINGS

At December 31, 2005

% of Net Assets
Altria Group, Inc.	5.0%
American Express Co.	4.8
American International Group, Inc.	4.8
Tyco International Ltd.	4.2
Costco Wholesale Corp.	4.1
JPMorgan Chase & Co.	3.8
Berkshire Hathaway, Inc. Class A	3.6
Golden West Financial Corp.	3.2
The Progressive Corp.	3.0
HSBC Holdings PLC	3.0

INDUSTRY WEIGHTINGS

At December 31, 2005

% of Net Assets
Insurance	17.2%
Financial Services	14.7
Banking S & L	10.5
Oil & Gas	7.7
Consumer Products & Services	6.6
Retailing	5.9
Diversified Manufacturing	4.2
Software	2.9
Communication Services	2.8
Food, Beverages & Restaurants	2.6
Pharmaceuticals	2.4
Energy Sources	2.3
Packaging	2.2
Computers	2.2
Health Care Facilities	1.9
Real Estate	1.9
Repurchase Agreement	1.6
Multimedia	1.6
Transportation	1.6
Building Materials	1.5
Auto Equipment & Services	1.4
Commercial Services	1.1
Telecommunications	1.0
Cosmetics & Toiletries	0.8
Banks	0.5
Internet Software & Services	0.5
Publishing	0.3
Household Durables	0.2
Liabilities in excess of other assets	(0.1)

DAVIS VENTURE VALUE FUND

Comparison of Change in Value of a $10,000 Investment in the Davis Venture Value Fund – Initial Class and the S&P 500 Index*

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Davis Venture Value Fund	9.73%	17.21%	3.81%	3.21%
S&P 500 Index	4.91%	14.39%	0.54%	–1.85%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's 500 Index is a market-value weighted index of 500 blue chip stocks and is considered to be a benchmark of the overall stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee and certain other expenses during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Davis Venture Value Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2005.

MANAGEMENT'S DISCUSSION & ANALYSIS

VALUE SMALL CAP FUND (subadvised by OpCap Advisors LLC)*

Domestic equity returns in 2005 were modest, with the S&P 500 returning 4.91%. Small-cap performance was slightly weaker, with the Russell 2000 up 4.55%. For this period, the SC Value Small Cap Fund returned 4.33%, underperforming its benchmark index, the Russell 2000 Value.

Stock selection in the healthcare sector negatively impacted performance during the period. Both Third Wave Technologies and Northfield Laboratories were among the Fund's largest detractors from relative performance.

An overweight and stock selection in the information technology sector also hurt performance, as technology stocks underperformed the broad market in 2005. Circuit board producer TTM Technologies detracted from performance during the period, as did business process outsourcing firm BISYS Group.

Conversely, an overweight and stock selection in the industrials sector aided performance during the period. Astec Industries, a manufacturer of equipment used in the production and application of asphalt, is the Fund's largest position and saw considerable gains during the year.

We envision strong gains for the broad market in 2006 as moderate economic growth, good profitability, low inflation and improved sentiment benefit stock prices. A balanced, sustained economic expansion should enable earnings to remain strong, in our view, as structural cost controls and productivity gains enable companies to achieve profits in excess of prior cyclical peaks. We believe inflation will be noticeably lower by mid-year, with labor costs continuing to be held in check by productivity growth.

In addition, we anticipate improved market sentiment in 2006 as many of the recent drags on equity performance recede. Interest-rate hikes appear poised to end, oil prices may stabilize, and recession fears will likely dissipate. We think these developments could cause an upward revaluation of the broad market and, combined with good earnings growth, would position stocks well for strong gains in the new year.

*Effective January 9, 2006, the Value Small Cap Fund is subadvised by Oppenheimer Funds, Inc.

VALUE SMALL CAP FUND

TOP TEN EQUITY HOLDINGS

At December 31, 2005

% of Net Assets
Astec Industries, Inc.	3.5%
Mobile Mini, Inc.	2.5
Keystone Automotive Industries, Inc.	2.5
Actuant Corp.	2.2
FMC Technologies, Inc.	2.0
EMCOR Group, Inc.	2.0
Affiliated Managers Group, Inc.	1.9
BISYS Group, Inc.	1.9
Texas Regional Bancshares, Inc.	1.8
Aeropostale, Inc.	1.8

INDUSTRY WEIGHTINGS

At December 31, 2005

% of Net Assets
Financial Services	13.6%
Real Estate	6.6
Automotive	5.0
Building & Construction	4.9
Retail	4.9
Oil & Gas - Drilling Equipment	3.8
Diversified Manufacturing	3.7
Transportation	3.6
Internet Software & Services	3.2
Insurance	3.1
Insurance - Brokers	2.9
Semiconductors	2.9
Networking Equipment	2.7
Wholesale	2.6
Leasing	2.5
Pharmaceuticals	2.5
Electrical Engineering	2.0
Repurchase Agreement	2.0
Commercial Services	1.8
Energy	1.7
Restaurants	1.7
Airlines	1.6
Computers & Business Equipment	1.6
Trucking & Shipping	1.6
Food Services	1.5
Property Casualty Insurance	1.5
Health Care Facilities	1.4
Commercial Services & Supplies	1.3
Oil - Exploration & Production	1.3
Building/Construction & Supplies	1.2
Chemicals	1.2
Water/Sewer	1.2
Auto Equipment & Services	1.0
Consulting Services	1.0
Machinery	1.0
Medical & Dental Instruments & Supplies	1.0
Software & Services	0.9
Banks	0.8
Consumer Products	0.8
Computer Software	0.5
Liabilities in excess of other assets	(0.1)

VALUE SMALL CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Value Small Cap Fund – Initial Class and the Russell 2000 Value Index*

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Value Small Cap Fund	4.33%	20.50%	8.63%	11.86%
Russell 2000 Value Index	4.71%	23.18%	13.55%	14.37%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The Russell 2000 Value Index is an unmanaged, marketweighted total return index that measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 companies with the smallest market capitalizations from the Russell 3000 Index.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Value Small Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from July 17, 2000 (commencement of operations) to December 31, 2005.

MANAGEMENT'S DISCUSSION & ANALYSIS

BLUE CHIP MID CAP FUND (subadvised by Wellington Management Co., LLP)

The SC Blue Chip Mid Cap Fund returned 16.61% for the twelve months ended December 31, 2005 outperforming the 12.58% return for S&P MidCap 400 Index.

The Fund benefited from strong stock selection within Energy and Industrials. Negative stock selection was, for the most part, confined to the Health Care sector. The Fund's overweight allocation to the top-performing Energy sector also positively contributed to performance. This effect, however, was partially offset by the negative impact of an overweight position to the poor-performing Telecommunication Services sector.

Positive contribution to relative performance came from a number of Energy stocks, including exploration and production firm EOG Resources, independent refiner Premcor, and uranium producer Cameco. EOG Resources gained on soaring energy prices and increased production. Premcor benefited from high refining margins, and its takeover by Valero Energy. Cameco rose in concert with strong trends in uranium pricing.

Elan detracted most from relative performance as the stock plunged after its much-heralded multiple sclerosis drug Tysabri was associated with patient deaths. Other stocks hurting performance included automobile supplier Lear, which declined in conjunction with concerns that automobile production may need to slow in order to help offset surplus inventory and that rising material costs may negatively impact the bottom-line; and gambling concern Wynn Resorts, which pulled back earlier in the year on concern that its under-construction properties in Las Vegas and Macau might not live up to investors' lofty expectations.

Equity markets looked past rising short-term interest rates, persistently high energy prices, catastrophic hurricanes in the Gulf Coast area, and a slowing housing market, opting instead to embrace solid corporate earnings and continued economic growth.

During the twelve-month period ended December 31, 2005, mid cap stocks led large caps and small caps when measured using the S&P MidCap 400, S&P 500 and Russell 2000 Indexes. Within the S&P MidCap 400 Index, Energy was the best-performing sector, while Telecommunication Services was the only sector to post a negative return.

BLUE CHIP MID CAP FUND

TOP TEN EQUITY HOLDINGS

At December 31, 2005

% of Net Assets
Jabil Circuit, Inc.	2.5%
Legg Mason, Inc.	1.6
Cameco Corp.	1.6
EOG Resources, Inc.	1.6
American Tower Corp.	1.5
Coventry Health Care, Inc.	1.5
Equifax, Inc.	1.4
SanDisk Corp.	1.4
Pixar	1.4
Chesapeake Energy Corp.	1.4

INDUSTRY WEIGHTINGS

At December 31, 2005

% of Net Assets
Energy	8.9%
Healthcare Equipment & Services	8.6
Software & Services	8.0
Diversified Financials	7.3
Capital Goods	6.8
Pharmaceuticals & Biotechnology	6.7
Retailing	6.2
Technology Hardware & Equipment	6.0
Media	5.5
Consumer Durables & Apparel	5.0
Insurance	3.6
Commercial Services & Supplies	3.5
Consumer Services	3.4
Transportation	3.3
Banks	3.1
Materials	3.0
Telecommunication Services	2.6
Utilities	2.5
Semiconductors & Semiconductor Equipment	2.4
Real Estate	2.2
Repurchase Agreement	1.2
Automobiles & Components	0.9
Liabilities in excess of other assets	(0.7)

BLUE CHIP MID CAP FUND

Comparison of Change in Value of a $10,000 Investment in the Blue Chip Mid Cap Fund – Initial Class and the S&P MidCap 400 Index*

Total Returns for Periods Ended December 31, 2005**

Initial Class Shares	One Year	Three Years	Five Years	Life of Fund***
Blue Chip Mid Cap Fund	16.61%	22.61%	8.70%	14.90%
S&P MidCap 400 Index	12.58%	21.15%	8.60%	11.71%

*The performance data of the index has been prepared from sources and data that the investment adviser believes to be reliable, but no representation is made as to their accuracy. The index is unmanaged and has no fees or costs. The Standard & Poor's MidCap 400 Index is a capitalization-weighted index that measures the mid-range sector of the U.S. stock market.

**Performance data is historical and includes changes in share price and reinvestment of income dividends and capital gains distributions. Past performance does not indicate future results. Performance numbers are net of all operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. In addition, the investment adviser reduced its management fee during this period. If this performance information included the effect of the insurance charges and the fees and expenses assumed by the investment adviser, performance numbers would be lower. The value of an investment in the Blue Chip Mid Cap Fund and the return on the investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost. Returns greater than one year are annualized.

***Initial Class Shares for the period from September 1, 1999 (commencement of operations) to December 31, 2005.

EXPENSE INFORMATION

December 31, 2005 (Unaudited)

Information About Your Fund's Expenses

All mutual funds incur ongoing operating expenses, including management fees and administrative services, among others. The following tables are intended to increase your understanding of the ongoing costs of investing in each Fund. The following examples are based on the investment of $1,000 at the beginning of the period and held for the entire period, July 1, 2005 to December 31, 2005. Expense information does not include any insurance charges imposed in connection with your variable insurance contract.

Actual Expenses: The first section of each table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During the Period".

Hypothetical (5% annual return before expenses): The second section of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Funds with the hypothetical examples that appear in the shareholder reports of other mutual funds.

Expense Information

Sun Capital All Cap Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$1,056	$4.66
Service Class	$1,000	$1,055	$5.96
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,021	$4.58
Service Class	$1,000	$1,019	$5.85

Sun Capital Money Market Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$1,016	$2.54
Service Class	$1,000	$1,015	$3.81
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,023	$2.55
Service Class	$1,000	$1,021	$3.82

SC Davis Venture Value Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$1,082	$4.72
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,021	$4.58

SC Blue Chip Mid Cap Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$1,112	$5.32
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,020	$5.09

Sun Capital Investment Grade Bond Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$998	$3.78
Service Class	$1,000	$997	$5.03
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,021	$3.82
Service Class	$1,000	$1,020	$5.09

Sun Capital Real Estate Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$1,061	$5.71
Service Class	$1,000	$1,059	$7.01
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,020	$5.60
Service Class	$1,000	$1,018	$6.87

SC Value Small Cap Fund

Actual	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Initial Class	$1,000	$1,097	$5.28
Hypothetical (5% annual return before expenses)
Initial Class	$1,000	$1,020	$5.09

  *  For each class of the Fund, expenses are equal to the six-month annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period divided by the number of days in the year. The six-month annualized expense ratio was 0.90%, 1.15%, 0.75%, 1.00%, 0.50%, 0.75%, 1.10%, 1.35%, 0.90%, 1.00% and 1.00% for the All Cap Fund – Initial Class, All Cap Fund – Service Class, Investment Grade Bond Fund – Initial Class, Investment Grade Bond Fund – Service Class, Money Market Fund – Initial Class, Real Estate Fund – Initial Class, Real Estate Fund – Service Class, Davis Venture Value Fund – Initial Class, Value Small Cap Fund – Initial Class and Blue Chip Mid Cap Fund – Initial Class, respectively.

ALL CAP FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Shares	Value
COMMON STOCK – 96.1%
AEROSPACE & DEFENSE – 1.9%
Raytheon Co.	3,365	$135,105
AUTO PARTS – 0.9%
Exide Technologies*	17,123	63,355
BANKS – 2.0%
New York Community Bancorp, Inc.	8,644	142,799
BIOTECHNOLOGY – 3.7%
ImClone Systems, Inc.*	2,193	75,088
MedImmune, Inc.*	5,435	190,334
		265,422
BROADCASTING – RADIO/TV – 2.8%
Clear Channel Communications, Inc.	6,318	198,701
CABLE TV SERVICES – 0.9%
EchoStar Communications Corp. Class A*	2,441	66,322
CHEMICALS – 2.1%
Engelhard Corp.	4,993	150,539
COMMERCIAL SERVICES – 0.1%
CCE Spinco, Inc.*	789	10,336
COMPUTERS & BUSINESS EQUIPMENT – 2.0%
Brocade Communications Systems, Inc.*	34,653	141,038
COSMETICS & TOILETRIES – 4.5%
Alberto-Culver Co.	3,115	142,511
Revlon, Inc. Class A*	57,922	179,558
		322,069
DIVERSIFIED MANUFACTURING – 1.0%
General Electric Co.	2,025	70,976
ELECTRICAL EQUIPMENT – 7.0%
Agere Systems, Inc.*	11,059	142,661
Emerson Electric Co.	1,977	147,682
PMC-Sierra, Inc.*	9,825	75,751
Vicor Corp.	8,307	131,333
		497,427
ENERGY – 0.9%
Reliant Energy, Inc.*	6,185	63,829
FIBER OPTICS – 2.8%
JDS Uniphase Corp.*	85,318	201,350

	Shares	Value
FINANCE – 4.4%
CIT Group, Inc.	3,272	$169,424
Knight Capital Group, Inc.*	14,276	141,190
		310,614
FINANCIAL SERVICES – 10.1%
CapitalSource, Inc.	6,402	143,405
Lehman Brothers Holdings, Inc.	1,548	198,407
Merrill Lynch & Co., Inc.	2,822	191,134
The Goldman Sachs Group, Inc.	1,411	180,199
		713,145
FOOD, BEVERAGES & TOBACCO – 2.4%
Sara Lee Corp.	8,964	169,420
MANUFACTURING – DIVERSIFIED – 1.9%
Honeywell International, Inc.	3,610	134,473
MEDICAL DEVICES – 4.1%
Boston Scientific Corp.*	11,821	289,496
MEDICAL PRODUCTS – 6.5%
Biogen Idec, Inc.*	5,404	244,963
Biomet, Inc.	5,882	215,105
		460,068
NETWORKING – 2.0%
3Com Corp.*	39,370	141,732
OIL & GAS – EXPLORATION & PRODUCTION – 4.3%
Chevron Corp.	1,492	84,701
Exxon Mobil Corp.	3,902	219,175
		303,876
PHARMACEUTICALS & BIOTECHNOLOGY – 2.5%
Millennium Pharmaceuticals, Inc.*	18,172	176,268
PHOTO EQUIPMENT – 4.0%
Eastman Kodak Co.	12,230	286,182
PIPELINES – 2.7%
Dynegy, Inc. Class A*	38,971	188,620
RETAIL – 2.2%
Rent-A-Center, Inc.*	8,183	154,331
TELECOMMUNICATIONS – 3.7%
Avaya, Inc.*	15,853	169,152
Citizens Communications Co.	7,763	94,941
		264,093

See Notes to Financial Statements.

ALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Shares	Value
TELECOMMUNICATIONS EQUIPMENT – 7.8%
C-Cor, Inc.*	13,525	$65,732
Lucent Technologies, Inc.*	81,699	217,319
MRV Communications, Inc.*	44,403	91,026
Tellabs, Inc.*	16,583	180,755
		554,832
TOYS & AMUSEMENTS – 0.8%
Leapfrog Enterprises, Inc.*	4,647	54,138
TRANSPORTATION – 2.1%
FedEx Corp.	1,466	151,570
WASTE MANAGEMENT – 2.0%
Allied Waste Industries, Inc.*	15,897	138,940
Total Common Stock (cost $6,689,754)		6,821,066

	Shares	Value
SHORT TERM INVESTMENTS – 3.6%
MUTUAL FUNDS – 3.6%
Federated Prime Obligation Fund (cost $254,361)	254,361	$254,361
TOTAL INVESTMENTS – 99.7% (cost $6,944,116)		7,075,427
Other assets less liabilities – 0.3%		23,480
NET ASSETS – 100.0%		$7,098,907

*  Non-income producing security

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Principal Amount (000)	Value
ASSET BACKED SECURITIES – 1.4%
Airplane Pass Through Trust Series D 10.88%, 3/15/19 (3)	$494	$0
California Infrastructure Development 6.42%, 9/25/08	52	52,414
Peco Energy Transition Trust 6.13%, 3/1/09	750	768,614
Total Asset Backed Securities (cost $1,149,470)		821,028
CORPORATE DEBT OBLIGATIONS – 35.6%
AUTOMOTIVE – 0.4%
Delphi Corp. 6.55%, 6/15/06 (3)	500	252,500
BEVERAGES – 0.5%
Molson Coors Capital Finance 4.85%, 9/22/10	300	295,883
BROADCASTING/MEDIA – 2.2%
Clear Channel Communications, Inc. 5.75%, 1/15/13	280	274,522
Time Warner Entertainment Co. 10.15%, 5/1/12	800	974,022
		1,248,544
BROKERAGE – 0.9%
Lehman Brothers Holdings Inc. 5.00%, 1/14/11	500	498,963
BUILDING CONSTRUCTION – 2.6%
Centex Corp. 7.35%, 4/4/06	135	135,590
D.R. Horton, Inc. 5.63%, 9/15/14	750	722,442
KB Home & Broad Home Corp. 6.38%, 8/15/11	650	650,489
		1,508,521
ELECTRIC UTILITIES – 2.8%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12 (1)	750	845,625
CenterPoint Energy, Inc. 6.85%, 6/1/15	525	569,406
PSEG Energy Holdings, Inc. 8.50%, 6/15/11	200	214,000
		1,629,031

	Principal Amount (000)	Value
FINANCIAL SERVICES – 4.4%
General Motors Acceptance Corp. 7.00%, 2/1/12	$300	$272,078
HBOS PLC 5.92%, 9/29/49 (1)	500	504,636
iStar Financial, Inc. 5.80%, 3/15/11	600	603,887
Morgan Stanley 4.75%, 4/1/14	500	479,534
Noble Group Ltd. 6.63%, 3/17/15 (1)	700	644,621
		2,504,756
FOODS – 0.9%
Sara Lee Corp. 6.25%, 9/15/11	500	515,057
GAMING – 1.8%
Caesars Entertainment, Inc. 7.00%, 4/15/13	400	427,907
MGM Mirage, Inc. 6.75%, 9/1/12	600	608,250
		1,036,157
GAS & PIPELINE UTILITIES – 0.2%
Dynegy Holdings, Inc. 6.88%, 4/1/11	115	113,275
HEALTH SERVICES – 1.8%
Medco Health Solutions, Inc. 7.25%, 8/15/13	650	714,036
WellPoint, Inc. 5.00%, 12/15/14	300	294,691
		1,008,727
INSURANCE – 1.8%
Assured Guaranty US Holdings Inc. 7.00%, 6/1/34	102	112,392
Liberty Mutual Group, Inc. 7.00%, 3/15/34 (1)	500	515,600
Marsh & McLennan Cos., Inc. 5.75%, 9/15/15	400	403,214
		1,031,206
OIL – 2.2%
Amerada Hess Corp. 7.88%, 10/1/29	500	605,441

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Principal Amount (000)	Value
Pemex Finance Ltd. 9.03%, 2/15/11	$600	$655,302
		1,260,743
PAPER – 1.1%
Abitibi-Consolidated, Inc. 5.25%, 6/20/08	650	617,500
REAL ESTATE – 4.7%
Commercial Net Lease Realty 6.25%, 6/15/14	750	772,885
7.13%, 3/15/08	600	618,933
Reckson Operating Partnership 5.15%, 1/15/11	700	690,571
Shurgard Storage Centers, Inc. 5.88%, 3/15/13	600	605,125
		2,687,514
RETAIL – 0.6%
Controladora Comercial Mexicana S.A. de C.V. 6.63%, 6/1/15 (1)	325	330,541
SUPERMARKETS – 1.0%
Delhaize America, Inc. 8.13%, 4/15/11	500	545,033
TELECOMMUNICATIONS – 4.2%
America Movil S.A. de C.V. 5.50%, 3/1/14	325	320,970
AT&T Wireless Services, Inc. 8.75%, 3/1/31	500	662,409
Intelsat 6.50%, 11/1/13	260	193,700
Sprint Capital Corp. 6.90%, 5/1/19	600	660,834
Telecom Italia Capital 4.88%, 10/1/10	600	588,233
		2,426,146
TOBACCO – 1.4%
Altria Group, Inc. 7.00%, 11/4/13	750	820,682
TRANSPORTATION – 0.1%
Continental Airlines, Inc. 6.41%, 4/15/07	33	32,105
Total Corporate Debt Obligations (cost $20,166,292)		20,362,884

	Principal Amount (000)	Value
COMMERCIAL MORTGAGE BACKED SECURITIES – 7.8%
Citigroup/Deutsche Bank Commerical Mortgage Trust Series 2005-C1 Class A3 5.23%, 7/15/44	$750	$754,235
Commercial Mortgage Asset Trust Series 1999-C1 Class F 6.25%, 1/17/32 (1)	400	414,929
CS First Boston Mortgage Securities Corp. Series 2000-C1 Class A2 7.55%, 4/15/62	400	433,590
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class A2 4.08%, 5/10/36	800	752,712
4.22%, 4/10/40	220	214,630
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4 4.80%, 8/10/42	200	194,862
GS Mortgage Securities Corp. 2005-GG4 Class AJ 4.78%, 7/10/39	700	673,384
JP Morgan Chase Commercial Mortgage Series 2005 LDP5 Mortgage Certificate Class A3 5.21%, 12/15/44	550	552,877
LB-UBS Commercial Mortgage Trust Series 2002-C2 Class A1 3.83%, 6/15/26	250	248,131
Wachovia Bank Commercial Mortgage Trust Series 2003-C9 Class A2 3.96%, 12/15/35	235	228,626
Total Commercial Mortgage Backed Securities (cost $4,437,999)		4,467,976
U.S. GOVERNMENT AGENCY OBLIGATIONS – 54.2%
Federal Home Loan Mortgage 3.00%, 9/29/06	2,000	1,974,520
4.76%, 8/1/32	412	413,789
5.00%, 9/1/19	438	433,420
5.00%, 11/1/19	919	910,794
5.50%, 10/1/17	251	252,477
5.50%, 11/1/17	488	491,548

See Notes to Financial Statements.

INVESTMENT GRADE BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Principal Amount (000)	Value
5.50%, 9/15/28	$600	$607,969
5.50%, 6/1/33	435	431,923
5.50%, 7/1/35	485	480,717
5.75%, 4/15/08	1,250	1,276,916
6.00%, 1/1/17	203	206,754
6.00%, 2/1/29	24	23,846
6.50%, 10/1/16	186	191,527
6.50%, 11/1/16	16	15,982
6.50%, 9/1/34	532	545,717
6.50%, 4/1/35	457	467,957
7.00%, 11/1/29	43	44,841
7.00%, 1/1/31	22	22,655
7.00%, 4/1/31	7	7,003
7.00%, 8/1/31	163	169,508
7.50%, 3/1/30	11	12,047
7.50%, 12/1/30	37	39,158
9.00%, 11/1/06	0	130
Federal National Mortgage Assn. 4.50%, 6/1/19	1,580	1,540,093
5.00%, 6/1/18	572	566,988
5.00%, 7/1/20	1,272	1,258,454
5.00%, 10/1/20	496	490,441
5.00%, 8/1/35	791	766,431
5.00%, 9/1/35	1,191	1,153,925
5.00%, 10/1/35	569	551,631
5.00%, TBA	300	296,719
5.05%, 4/28/15	1,000	982,855
5.50%, 12/1/32	1,521	1,509,814
5.50%, 6/1/35	1,542	1,526,807
5.50%, 8/1/35	968	958,512
6.00%, 12/1/13	20	20,180
6.00%, 11/1/16	28	28,835
6.00%, 1/25/32	1,270	1,288,446
6.00%, 8/1/34	608	613,573
6.00%, TBA	1,000	1,009,062
8.00%, 8/1/30	6	6,697
Government National Mortgage Assn. 5.50%, TBA	1,100	1,106,532
6.00%, 8/15/16	97	99,417
6.50%, 9/15/31	118	123,199

	Principal Amount (000)	Value
6.50%, 3/15/32	$164	$171,365
6.50%, 9/15/32	183	191,561
6.50%, 10/15/32	264	275,954
7.00%, 12/15/14	35	36,680
7.00%, 2/15/28	33	35,092
7.50%, 3/15/30	29	30,845
7.50%, 9/15/30	90	95,105
Tennessee Valley Authority Series A 5.63%, 1/18/11	200	207,418
U.S. Treasury Notes 1.88%, 7/15/13	1,084	1,069,624
3.00%, 7/15/12	720	761,327
3.50%, 11/15/09 (2)	1,800	1,744,524
4.25%, 11/15/14 (2)	1,100	1,087,195
4.38%, 8/15/12	375	374,956
Total U.S. Government Agency Obligations (cost $31,246,884)		31,001,455
SHORT TERM INVESTMENTS – 4.4%
COMMERCIAL PAPER – 2.1%
American Express Credit Corp. 4.26%, 1/5/06	1,236	1,236,000
	Shares
MUTUAL FUNDS – 2.3%
Federated Prime Obligation Fund	1,302,356	1,302,356
SSGA Money Market Fund	7	7
		1,302,363
Total Short Term Investments (cost $2,538,863)		2,538,363
TOTAL INVESTMENTS – 103.4% (cost $59,539,008)		59,191,706
Liabilities in excess of other assets – (3.4)%		(1,949,696)
NET ASSETS – 100.0%		$57,242,010

*  Non-income producing security

TBA = to be announced

(1)  Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 these securities amounted to $3,255,952, representing 5.69% of net assets.

(2)  Security or portion of the security has been designated as collateral for TBA securities.

(3)  Security is in default.

See Notes to Financial Statements.

MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Principal Amount (000)	Value
COMMERCIAL PAPER – 77.3%
American Express Credit Corp. 4.24%, 1/19/06	$4,345	$4,345,000
American General Finance Corp. 4.07%, 1/9/06 (1)	4,700	4,695,749
Barclays US Funding Corp. 4.29%, 2/27/06	4,400	4,370,113
BellSouth Corp. 4.24%, 1/19/06 (1)	4,375	4,365,725
Canadian Wheat Board 4.17%, 1/26/06	4,400	4,387,258
CIT Group, Inc. 4.28%, 1/27/06	1,726	1,720,665
4.47%, 5/2/06	1,545	1,521,787
Citigroup Funding, Inc. 4.38%, 3/15/06	4,345	4,345,000
Export Development Corp. 4.21%, 2/6/06	1,995	1,986,601
FCAR Owner Trust 4.20%, 1/17/06	4,400	4,391,787
General Electric Capital Corp. 4.22%, 2/8/06	4,100	4,100,000
HSBC Finance Corp. 4.10%, 1/5/06	4,315	4,313,034
Morgan Stanley Dean Witter & Co. 4.07%, 1/12/06	3,380	3,375,797
National Rural Utilities Cooperative Finance Corp. 4.23%, 1/6/06	4,195	4,192,536
Province of British Columbia 4.17%, 1/30/06	2,800	2,790,594
4.30%, 3/8/06	1,500	1,488,175
Prudential Funding LLC 4.20%, 1/6/06	3,000	2,998,250
4.25%, 1/10/06	1,000	998,938
Rabobank USA Financial Corp. 4.06%, 1/20/06	3,430	3,422,659
4.27%, 1/5/06	1,000	999,526
The Goldman Sachs Group, Inc. 4.28%, 2/23/06	2,100	2,086,768
4.30%, 2/8/06	2,300	2,289,560

	Principal Amount (000)	Value
The Procter & Gamble Co. 4.18%, 1/4/06 (1)	$1,630	$1,629,432
Thunder Bay Funding, Inc. 4.13%, 1/17/06 (1)	1,000	998,165
4.17%, 1/17/06 (1)	1,230	1,227,720
4.28%, 2/21/06 (1)	2,100	2,087,267
Toyota Credit de Puerto Rico 3.95%, 1/3/06	1,000	999,780
4.12%, 1/6/06	1,470	1,469,159
UBS Finance, Inc. 4.17%, 1/9/06	4,400	4,395,928
United Parcel Service, Inc. 4.00%, 1/13/06	3,750	3,745,000
Total Commercial Paper (amortized cost $85,737,973)		85,737,973
U.S. GOVERNMENT AGENCY OBLIGATIONS – 16.8%
Federal National Mortgage Association 4.17%, 1/18/06	7,950	7,934,345
4.19%, 1/25/06	1,205	1,201,634
4.22%, 2/22/06	5,639	5,604,627
United States Treasury Bills 3.88%, 3/23/06	3,975	3,940,298
Total U.S. Government Agency Obligations (amortized cost $18,680,904)		18,680,904
	Shares
MUTUAL FUNDS – 2.6%
Federated Prime Obligation Fund	2,831,621	2,831,621
SSGA Money Market Fund	1,370	1,370
Total Mutual Funds (cost $2,832,991)		2,832,991
TOTAL INVESTMENTS – 96.7% (cost $107,251,869)		107,251,869
Other assets less liabilities – 3.3%		3,687,241
NET ASSETS – 100.0%		$110,939,110

*  Non-income producing security

(1)  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 these securities amounted to $15,004,058, representing 13.52% of net assets.

See Notes to Financial Statements.

REAL ESTATE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 96.6%
APARTMENTS – 13.4%
Archstone-Smith Trust	207,772	$8,703,569
AvalonBay Communities, Inc.	50,681	4,523,279
BRE Properties, Inc.	169,009	7,686,530
		20,913,378
BANKS – 4.2%
New York Community Bancorp, Inc.	400,660	6,618,903
DIVERSIFIED – 8.5%
iStar Financial, Inc.	160,301	5,714,731
Vornado Realty Trust	91,264	7,617,806
		13,332,537
FINANCIAL SERVICES – 3.4%
CapitalSource, Inc.	234,722	5,257,773
HEALTHCARE EQUIPMENT & SERVICES – 0.3%
Medical Properties Trust Inc.	53,652	524,717
HOTELS & RESTAURANTS – 10.4%
Hilton Hotels Corp.	220,247	5,310,155
Host Marriott Corp.	262,730	4,978,734
MeriStar Hospitality Corp.*	627,121	5,894,937
		16,183,826
OFFICE – 14.3%
Alexandria Real Estate Equities, Inc.	100,997	8,130,258
Reckson Associates Realty Corp.	173,852	6,255,195
SL Green Realty Corp.	104,135	7,954,873
		22,340,326
REGIONAL MALLS – 13.7%
Macerich Co.	131,999	8,862,413
Pennsylvania Real Estate Investment Trust	117,891	4,404,408
Simon Property Group, Inc.	105,474	8,082,472
		21,349,293

	Shares	Value
SHOPPING CENTERS – 13.6%
Developers Diversified Realty Corp.	163,514	$7,688,428
Kimco Realty Corp.	224,232	7,193,363
Regency Centers Corp.	106,950	6,304,702
		21,186,493
STORAGE – 5.2%
Shurgard Storage Centers, Inc. Class A	144,861	8,215,067
WAREHOUSE & INDUSTRIAL – 9.6%
EastGroup Properties, Inc.	159,495	7,202,794
ProLogis Trust	166,184	7,764,117
		14,966,911
Total Real Estate Investment Trusts (cost $118,967,381)		150,889,224
SHORT-TERM INVESTMENTS – 2.9%
MUTUAL FUNDS – 2.9%
Federated Prime Obligation Fund (cost $4,484,325)	4,484,325	4,484,325
TOTAL INVESTMENTS – 9.5% (cost $123,451,706)		155,373,549
Other assets less liabilities – 0.5%		772,404
NET ASSETS – 100.0%		$156,145,953

*  Non-income producing security

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Country Code	Shares	Value
COMMON STOCK – 98.5%
AUTO EQUIPMENT & SERVICES – 1.4%
Harley-Davidson, Inc.		14,300	$736,307
BANKS – 0.5%
Commerce Bancorp, Inc.		7,200	247,752
BANKING S & L – 10.5%
Fifth Third Bancorp		11,900	448,868
Golden West Financial Corp.		26,500	1,749,000
HSBC Holdings PLC	GB	100,644	1,613,827
Lloyds TSB Group PLC ADR		11,800	398,840
State Street Corp.		2,100	116,424
Wells Fargo & Co.		21,700	1,363,411
			5,690,370
BUILDING MATERIALS – 1.5%
Martin Marietta Materials, Inc.		5,700	437,304
Vulcan Materials Co.		5,900	399,725
			837,029
COMMERCIAL SERVICES – 1.1%
D&B Corp.*		9,300	622,728
COMMUNICATION SERVICES – 2.8%
Comcast Corp. Class A Special*		58,200	1,495,158
COMPUTERS – 2.2%
Dell Inc.*		16,000	479,840
Hewlett-Packard Co.		10,100	289,163
Lexmark International, Inc. Class A*		9,400	421,402
			1,190,405
CONSUMER PRODUCTS & SERVICES – 6.6%
Altria Group, Inc.		36,300	2,712,336
H&R Block, Inc.		34,800	854,340
			3,566,676
COSMETICS & TOILETRIES – 0.8%
Avon Products, Inc.		15,300	436,815
DIVERSIFIED MANUFACTURING – 4.2%
Tyco International Ltd.		78,830	2,275,034

	Country Code	Shares	Value
ENERGY SOURCES – 2.3%
Devon Energy Corp.		20,300	$1,269,562
FINANCIAL SERVICES– 14.7%
American Express Co.		50,900	2,619,314
Ameriprise Financial, Inc.		13,580	556,780
Citigroup, Inc.		25,733	1,248,823
JPMorgan Chase & Co.		52,196	2,071,659
Moody's Corp.		15,200	933,584
Morgan Stanley		6,300	357,462
The Principal Financial Group, Inc.		4,200	199,206
			7,986,828
FOOD, BEVERAGES & RESTAURANTS – 2.6%
Diageo PLC ADR		10,000	583,000
Heineken Holding NV	NL	15,125	444,552
The Hershey Co.		7,100	392,275
			1,419,827
HEALTH CARE FACILITIES – 1.9%
HCA, Inc.		20,300	1,025,150
HOUSEHOLD DURABLES – 0.2%
Hunter Douglas NV	NL	1,860	101,276
INSURANCE – 17.2%
American International Group, Inc.		37,800	2,579,094
Aon Corp.		13,400	481,730
Berkshire Hathaway, Inc. Class A*		22	1,949,640
Loews Corp.		11,900	1,128,715
Markel Corp.*		140	44,387
Marsh & McLennan Cos., Inc.		16,000	508,160
The Chubb Corp.		1,600	156,240
The Progressive Corp.		13,900	1,623,242
Transatlantic Holdings, Inc.		12,687	852,566
			9,323,774
INTERNET SOFTWARE & SERVICES – 0.5%
Expedia Inc.*		5,000	119,800
IAC/InterActiveCorp*		4,400	124,564
			244,364

See Notes to Financial Statements.

DAVIS VENTURE VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Country Code	Shares	Value
MULTIMEDIA – 1.6%
Lagardere S.C.A.	FR	9,800	$754,335
NTL, Inc.*		1,900	129,352
			883,687
OIL & GAS – 7.7%
ConocoPhillips		22,628	1,316,497
EOG Resources, Inc.		17,300	1,269,301
Occidental Petroleum Corp.		13,900	1,110,332
Transocean, Inc.*		6,800	473,892
			4,170,022
PACKAGING – 2.2%
Sealed Air Corp.*		21,500	1,207,655
PHARMACEUTICALS – 2.4%
Cardinal Health, Inc.		9,500	653,125
Caremark Rx, Inc.*		12,700	657,733
			1,310,858
PUBLISHING – 0.3%
Gannett, Inc.		2,600	157,482
REAL ESTATE – 1.9%
CenterPoint Properties Trust		20,396	1,009,194
RETAILING – 5.9%
Costco Wholesale Corp.		44,700	2,211,309
Wal-Mart Stores, Inc.		21,300	996,840
			3,208,149
SOFTWARE – 2.9%
Iron Mountain, Inc.*		19,600	827,512
Microsoft Corp.		27,500	719,125
			1,546,637
TELECOMMUNICATIONS – 1.0%
Nokia Corp. ADR		9,500	173,850
SK Telecom Co., Ltd. ADR		8,400	170,436

	Country Code	Shares	Value
Telewest Global, Inc.*		9,400	$223,908
			568,194
TRANSPORTATION – 1.6%
China Merchants Holdings International Co. Ltd.	HK	94,000	203,674
Cosco Pacific Ltd.	HK	82,000	149,119
Kuehne & Nagel International AG	CH	600	169,056
United Parcel Services, Inc. Class B		4,600	345,690
			867,539
Total Common Stock (cost $39,744,474)			53,398,472
	Principal Amount (000)
SHORT TERM INVESTMENT – 1.6%
REPURCHASE AGREEMENT – 1.6%
State Street Bank and Trust Company 4.10%, 1/3/06 (collateralized by $889,000 Federal Home Loan Mortgage, 4.125%, 04/18/08, with a value of $911,683, total to be received $889,405) (amortized cost $889,000)		$889	889,000
TOTAL INVESTMENTS – 100.1% (cost $40,633,474)			54,287,472
Liabilities in excess of other assets – (0.1%)			(71,790)
NET ASSETS – 100.0%			$54,215,682

*  Non-income producing security

ADR = American Depositary Receipt

CH = Switzerland

FR = France

GB = Great Britain

HK = Hong Kong

NL = Netherlands

See Notes to Financial Statements.

VALUE SMALL CAP FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Shares	Value
COMMON STOCK – 98.1%
AIRLINES – 1.6%
Republic Airways Holdings Inc.*	90,400	$1,374,080
AUTO EQUIPMENT & SERVICES – 1.0%
Midas, Inc.*	46,500	853,740
AUTOMOTIVE – 5.0%
Keystone Automotive Industries, Inc.*	69,000	2,172,120
LKQ Corp.*	21,300	737,406
Tenneco Automotive, Inc.*	73,000	1,431,530
		4,341,056
BANKS – 0.8%
State National Bancshares, Inc.*	25,500	680,850
BUILDING/CONSTRUCTION & SUPPLIES – 1.2%
ElkCorp	31,000	1,043,460
BUILDING & CONSTRUCTION – 4.9%
Astec Industries, Inc.*	92,600	3,024,316
Granite Construction, Inc.	35,000	1,256,850
		4,281,166
CHEMICALS – 1.2%
Cytec Industries, Inc.	14,800	704,924
OM Group, Inc.*	19,700	369,572
		1,074,496
COMMERCIAL SERVICES – 1.8%
Wright Express Corp.*	71,600	1,575,200
COMMERCIAL SERVICES & SUPPLIES – 1.3%
SOURCECORP, Inc.*	46,000	1,103,080
COMPUTERS & BUSINESS EQUIPMENT – 1.6%
Insight Enterprises, Inc.*	70,000	1,372,700
COMPUTER SOFTWARE – 0.5%
Renaissance Learning, Inc	21,000	397,110
CONSULTING SERVICES – 1.0%
BearingPoint, Inc.*	106,000	833,160
CONSUMER PRODUCTS – 0.8%
Central Garden & Pet Co.*	14,400	661,536
DIVERSIFIED MANUFACTURING – 3.7%
Actuant Corp. Class A	34,700	1,936,260

	Shares	Value
Blount International, Inc.*	81,100	$1,291,923
		3,228,183
ELECTRICAL ENGINEERING – 2.0%
EMCOR Group, Inc.*	25,500	1,722,015
ENERGY – 1.7%
MDU Resources Group, Inc.	46,593	1,525,455
FINANCIAL SERVICES – 13.6%
Affiliated Managers Group, Inc.*	21,000	1,685,250
BISYS Group, Inc.*	118,400	1,658,784
First State Bancorporation	52,882	1,268,639
Global Cash Access, Inc.*	89,700	1,308,723
Midwest Banc Holdings, Inc.	41,200	916,700
Pacific Capital Bancorp	36,400	1,295,112
Prosperity Bancshares, Inc.	43,500	1,250,190
Signature Bank *	30,900	867,363
Texas Regional Bancshares, Inc. Class A	56,400	1,596,120
		11,846,881
FOOD SERVICES – 1.5%
Performance Food Group Co.*	45,750	1,297,928
HEALTH CARE FACILITIES – 1.4%
Genesis HealthCare Corp.*	33,100	1,208,812
INSURANCE – 3.1%
Delphi Financial Group, Inc. Class A	27,700	1,274,477
Triad Guaranty, Inc.*	31,500	1,385,685
		2,660,162
INSURANCE – BROKERS – 2.9%
James River Group, Inc.*	70,750	1,404,387
Platinum Underwriters Holdings, Ltd.	35,000	1,087,450
		2,491,837
INTERNET SOFTWARE & SERVICES – 3.2%
DealerTrack Holdings Inc.*	20,900	438,482
Digitas, Inc.*	77,800	974,056
eResearch Technology, Inc.*	28,500	430,350
Lionbridge Technologies, Inc.*	130,000	912,600
		2,755,488
LEASING – 2.5%
Mobile Mini, Inc.*	46,300	2,194,620

See Notes to Financial Statements.

VALUE SMALL CAP FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Shares	Value
MACHINERY – 1.0%
Gardner Denver, Inc.*	18,000	$887,400
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES–1.0%
Abaxis, Inc.*	51,000	840,480
NETWORKING EQUIPMENT – 2.7%
Anixter International, Inc.	36,700	1,435,704
SafeNet, Inc.*	29,500	950,490
		2,386,194
OIL – EXPLORATION & PRODUCTION – 1.3%
Range Resources Corp.	44,000	1,158,960
OIL & GAS – DRILLING EQUIPMENT – 3.8%
FMC Technologies, Inc.*	41,400	1,776,888
Universal Compression Holdings, Inc.*	37,700	1,550,224
		3,327,112
PHARMACEUTICALS – 2.5%
Andrx Corp.*	39,300	647,271
Perrigo Co.	100,000	1,491,000
		2,138,271
PROPERTY CASUALTY INSURANCE – 1.5%
Tower Group, Inc.	61,000	1,340,780
REAL ESTATE – 6.6%
Feldman Mall Properties, Inc.	48,200	578,882
Medical Properties Trust, Inc.	136,827	1,338,168
MHI Hospitality Corp.	131,600	1,269,940
Nationwide Health Properties, Inc.	55,000	1,177,000
Spirit Finance Corp.	120,100	1,363,135
		5,727,125
RESTAURANTS – 1.7%
Ruby Tuesday, Inc.	56,900	1,473,141
RETAIL – 4.9%
A. C. Moore Arts & Crafts, Inc.*	64,000	931,200
Aeropostale, Inc.*	60,600	1,593,780
School Specialty, Inc.*	20,900	761,596
West Marine, Inc.*	71,500	999,570
		4,286,146

	Shares	Value
SEMICONDUCTORS – 2.9%
Brooks Automation, Inc.*	45,200	$566,356
Fairchild Semiconductor International, Inc. Class A*	51,000	862,410
Mattson Technology, Inc.*	113,000	1,136,780
		2,565,546
SOFTWARE & SERVICES – 0.9%
Informatica Corp.*	68,000	816,000
TRANSPORTATION – 3.6%
American Commercial Lines, Inc.*	34,800	1,054,092
Horizon Lines, Inc.	124,000	1,504,120
Universal Truckload Services, Inc.*	24,752	569,296
		3,127,508
TRUCKING & SHIPPING – 1.6%
Wabash National Corp.	74,100	1,411,605
WATER/SEWER – 1.2%
Southwest Water Co.	75,411	1,079,131
WHOLESALE – 2.6%
Hughes Supply, Inc.	20,800	745,680
NuCo2, Inc.*	54,200	1,511,096
		2,256,776
Total Common Stock (cost $72,511,621)		85,345,190
	Principal Amount (000)
SHORT TERM INVESTMENT – 2.0%
REPURCHASE AGREEMENT – 2.0%
State Street Bank and Trust Company 2.05%, 1/03/06 (collateralized by $1,703,000 U.S. Treasury Bonds, 7.875%, 02/15/21, with a value of $1,739,375, total to be received $1,703,388) (amortized cost $1,703,000)	$1,703	1,703,000
TOTAL INVESTMENTS – 100.1% (cost $74,214,621)		87,048,190
Liabilities in excess of other assets – (0.1%)		(99,241)
NET ASSETS – 100.0%		$86,948,949

*  Non-income producing security

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS

December 31, 2005  Sun Capital Advisers Trust

	Country Code	Shares	Value
COMMON STOCK – 99.5%
AUTOMOBILES & COMPONENTS – 0.9%
BorgWarner, Inc.		13,500	$818,505
BANKS – 3.1%
City National Corp.		15,300	1,108,332
Golden West Financial Corp.		9,700	640,200
UnionBanCal Corp.		6,700	460,424
Webster Financial Corp.		16,100	755,090
			2,964,046
CAPITAL GOODS – 6.8%
Alliant Techsystems, Inc.*		10,800	822,636
Fastenal Co.		27,900	1,093,401
Oshkosh Truck Corp.		22,300	994,357
Paccar, Inc.		14,250	986,528
Precision Castparts Corp.		19,400	1,005,114
Rockwell Collins, Inc.		22,400	1,040,928
Roper Industries, Inc.		13,800	545,238
			6,488,202
COMMERCIAL SERVICES & SUPPLIES – 3.5%
Copart, Inc.*		9,500	219,070
Equifax, Inc.		35,600	1,353,512
Monster Worldwide, Inc.*		19,800	808,236
Robert Half International, Inc.		25,100	951,039
			3,331,857
CONSUMER DURABLES & APPAREL – 5.0%
Centex Corp.		5,600	400,344
Coach, Inc.*		21,600	720,144
D.R.Horton, Inc.		28,666	1,024,236
Geox SpA	IT	55,855	614,804
Gildan Activewear, Inc.*		11,800	505,630
Lennar Corp.		7,440	453,989
Mohawk Industries, Inc.*		12,000	1,043,760
			4,762,907
CONSUMER SERVICES – 3.4%
Education Management Corp.*		30,900	1,035,459
Harrah's Entertainment, Inc.		16,000	1,140,640
Starwood Hotels & Resorts Worldwide, Inc.		16,300	1,040,918
			3,217,017

	Country Code	Shares	Value
DIVERSIFIED FINANCIALS – 7.3%
AmeriCredit Corp.*		24,100	$617,683
Ameritrade Holding Corp.*		30,200	724,800
Blackrock, Inc. Class A		9,800	1,063,104
E*Trade Financial Corp.*		32,900	686,294
Eaton Vance Corp.		28,500	779,760
Legg Mason, Inc.		12,850	1,538,016
Nasdaq Stock Market Inc.*		10,300	362,354
State Street Corp.		20,600	1,142,064
			6,914,075
ENERGY – 8.9%
Cameco Corp.		23,400	1,483,326
Chesapeake Energy Corp.		40,400	1,281,892
CNX Gas Corp.* (1)		11,300	234,475
EOG Resources, Inc.		20,100	1,474,737
GlobalSantaFe Corp.		18,800	905,220
Nabors Industries Ltd.*		14,300	1,083,225
Noble Corp.		16,900	1,192,126
Southwestern Energy Co.*		21,300	765,522
			8,420,523
HEALTHCARE EQUIPMENT & SERVICES – 8.6%
Biomet, Inc.		19,300	705,801
Coventry Health Care, Inc.*		24,300	1,384,128
DaVita, Inc.*		25,100	1,271,064
Edwards Lifesciences Corp.*		11,100	461,871
Health Net, Inc.*		18,900	974,295
Lincare Holdings Inc.*		18,800	787,908
Manor Care, Inc.		27,400	1,089,698
Quest Diagnostics, Inc.		18,000	926,640
The Cooper Cos., Inc.		10,900	559,170
			8,160,575
INSURANCE – 3.6%
Ambac Financial Group, Inc.		10,200	786,012
Assurant, Inc.		20,900	908,941
Brown & Brown, Inc.		14,800	451,992
Everest Re Group Ltd.		6,700	672,345
White Mountains Insurance Group Ltd.		1,020	569,721
			3,389,011
MATERIALS – 3.0%
Rinker Group Ltd.	AU	84,946	1,025,873
Rohm & Haas Co.		16,600	803,772
Scotts Miracle-Gro Co. Class A		23,300	1,054,092
			2,883,737

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Country Code	Shares	Value
MEDIA – 5.5%
Cablevision Systems Corp. Group A*		12,600	$295,722
E.W. Scripps Co. Class A		21,900	1,051,638
EchoStar Communications Corp. Class A*		32,200	874,874
Lamar Advertising Co. Class A*		18,850	869,739
Pixar*		24,600	1,296,912
Univision Communications, Inc. Class A*		28,500	837,615
			5,226,500
PHARMACEUTICALS & BIOTECHNOLOGY – 6.7%
Amylin Pharmaceuticals, Inc.*		12,900	514,968
Applera Corp. Applied Biosystems Group		40,400	1,073,024
Cephalon, Inc.*		13,900	899,886
Eisai Co., Ltd.	JP	15,100	634,077
ICOS Corp.*		12,400	342,612
IVAX Corp.*		24,700	773,851
Millennium Pharmaceuticals*		59,400	576,180
Mylan Laboratories, Inc.		30,800	614,768
Shionogi & Co.	JP	32,000	450,899
Vertex Pharmaceuticals, Inc.*		16,200	448,254
			6,328,519
REAL ESTATE – 2.2%
General Growth Properties, Inc.		17,200	808,228
Host Marriott Corp.		67,200	1,273,440
			2,081,668
RETAILING – 6.2%
Abercrombie & Fitch Co. Class A		14,800	964,664
Aeropostale, Inc.*		15,000	394,500
Barnes & Noble, Inc.		22,400	955,808
Chico's FAS, Inc.*		22,400	984,032
Michaels Stores, Inc.		26,200	926,694
Office Depot, Inc.*		25,400	797,560
Pacific Sunwear of California, Inc.*		27,700	690,284
Williams-Sonoma, Inc.*		4,500	194,175
			5,907,717
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.4%
Altera Corp.*		40,100	743,053
Linear Technology Corp.		18,100	652,867

	Country Code	Shares	Value
NVIDIA Corp.*		24,400	$892,064
			2,287,984
SOFTWARE & SERVICES – 8.0%
Alliance Data Systems Corp.*		23,500	836,600
Amdocs Ltd.*		18,000	495,000
Certegy, Inc.		14,000	567,840
CheckFree Corp.*		13,400	615,060
Cognizant Technology Solutions Corp. Class A*		15,600	785,460
Cognos, Inc. *		24,200	839,982
Electronic Arts, Inc.*		11,000	575,410
Intuit, Inc.*		16,600	884,780
Red Hat, Inc.*		41,300	1,125,012
The BISYS Group, Inc.*		62,900	881,229
			7,606,373
TECHNOLOGY HARDWARE & EQUIPMENT – 6.0%
CDW Corp.		12,200	702,354
Jabil Circuit, Inc.*		62,900	2,332,961
Network Appliance, Inc.*		25,500	688,500
SanDisk Corp.*		21,200	1,331,784
Zebra Technologies Corp. Class A *		14,500	621,325
			5,676,924
TELECOMMUNICATION SERVICES – 2.6%
American Tower Corp. Class A*		52,400	1,420,040
Citizens Communications Co.		86,000	1,051,780
			2,471,820
TRANSPORTATION – 3.3%
AMR Corp.*		28,900	642,447
C. H. Robinson Worldwide, Inc.		28,200	1,044,246
Expeditors International of Washington, Inc.		10,600	715,606
UTI Worldwide, Inc.		7,700	714,868
			3,117,167
UTILITIES – 2.5%
Northeast Utilities		40,200	791,538
NRG Energy, Inc.*		15,600	735,072
Wisconsin Energy Corp.		23,000	898,380
			2,424,990
Total Common Stock (cost $74,942,481)			94,480,117

See Notes to Financial Statements.

BLUE CHIP MID CAP FUND

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2005  Sun Capital Advisers Trust

	Principal Amount (000)	Value
SHORT TERM INVESTMENT – 1.2%
REPURCHASE AGREEMENT – 1.2%
State Street Bank and Trust Company 3.80%, 1/03/06 (collateralized by $1,125,000 Federal National Mortgage Association, 6.00%, 05/15/08, with a value of $1,150,585, total to be received $1,125,475) (amortized cost $1,125,000)	$1,125	$1,125,000
TOTAL INVESTMENTS – 100.7% (cost $76,067,481)		95,605,117
Liabilities in excess of other assets – (0.7%)		(676,977)
NET ASSETS – 100.0%		$94,928,140

*  Non-income producing security

AU = Australia

JP = Japan

IT = Italy

(1)  Eligible for resale under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 these securities amounted to $234,475, representing 0.25% of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005  Sun Capital Advisers Trust

See Notes to Financial Statements.

	All Cap Fund	Investment Grade Bond Fund	Money Market Fund	Real Estate Fund	Davis Venture Value Fund	Value Small Cap Fund	Blue Chip Mid Cap Fund
ASSETS
Investment in securities, at value	$7,075,427	$59,191,706	$107,251,869	$155,373,549	$54,287,472	$87,048,190	$95,605,117
Cash	—	—	—	—	1,877	799	89
Interest and dividends receivable	21,050	507,622	54,675	1,024,055	82,634	93,860	76,573
Receivable for Fund shares sold	12,494	19,885	3,733,418	174,143	2,143	5,788	5,017
Receivable for investments sold	—	—	—	—	—	—	127,626
Receivable due from custodian	44,566	—	—	—	—	—	—
Other assets	1,449	44,397	22,630	31,154	11,440	18,409	19,936
Total Assets	7,154,986	59,763,610	111,062,592	156,602,901	54,385,566	87,167,046	95,834,358
LIABILITIES
Payable for investments purchased	—	2,404,814	—	—	—	—	689,088
Payable for Fund shares redeemed	116	18,923	28	45,385	57,978	13,676	—
Adviser fee payable	13,215	51,891	32,941	268,275	77,789	142,161	145,461
Trustee fee payable	2,099	2,099	2,099	2,099	2,099	2,099	2,099
Accrued expenses and other liabilities	40,649	43,873	88,414	141,189	32,018	60,161	69,570
Total Liabilities	56,079	2,521,600	123,482	456,948	169,884	218,097	906,218
NET ASSETS	$7,098,907	$57,242,010	$110,939,110	$156,145,953	$54,215,682	$86,948,949	$94,928,140
COMPOSITION OF NET ASSETS
Paid-in Capital	7,167,635	57,058,632	110,940,467	112,832,572	43,875,828	70,770,976	59,950,012
Accumulated undistributed (distributions in excess of) net investment income	1,712	10,116	—	3,855,529	434,924	87,050	5,706
Accumulated net realized gain (loss) on investments	(201,751)	520,564	(1,357)	7,536,009	(3,748,934)	3,257,354	15,435,331
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	131,311	(347,302)	—	31,921,843	13,653,864	12,833,569	19,537,091
	$7,098,907	$57,242,010	$110,939,110	$156,145,953	$54,215,682	$86,948,949	$94,928,140
Initial Class
Net Assets	5,505,316	53,629,782	110,430,070	105,367,822	54,215,682	86,948,949	94,928,140
Share of Beneficial Interest	525,677	5,516,405	110,431,427	5,605,453	4,688,656	6,306,067	4,607,235
Net asset value per share	$10.47	$9.72	$1.00	$18.80	$11.56	$13.79	$20.60
Service Class
Net Assets	1,593,591	3,612,228	509,040	50,778,131	—	—	—
Share of Beneficial Interest	148,887	368,939	509,040	2,542,217	—	—	—
Net asset value per share	$10.70	$9.79	$1.00	$19.97	$—	$—	$—
Investments in securities, at cost	$6,944,116	$59,539,008	$107,251,869	$123,451,706	$40,633,474	$74,214,621	$76,067,481

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2005  Sun Capital Advisers Trust

	All Cap Fund	Investment Grade Bond Fund	Money Market Fund	Real Estate Fund	Davis Venture Value Fund	Value Small Cap Fund	Blue Chip Mid Cap Fund
INVESTMENT INCOME
Interest	$1,984	$3,158,090	$3,773,495	$159,902	$27,180	$37,406	$78,365
Dividends	75,650	—	—	6,234,905	875,014	828,438	845,719
Total investment income	77,634	3,158,090	3,773,495	6,394,807	902,194	865,844	924,084
EXPENSES
Investment advisory fee	51,139	346,675	590,979	1,288,574	395,239	672,269	719,124
Distribution fee (Service Class)	3,219	5,348	520	85,324	—	—	—
Custody and fund accounting	61,192	79,472	73,601	76,792	63,810	64,347	124,207
Audit	31,775	30,350	24,650	29,150	27,750	27,750	27,750
Legal	2,922	22,560	46,590	52,314	20,419	32,653	35,829
Printing	374	5,367	18,233	19,310	4,249	8,056	7,942
Administration	19,086	59,158	103,771	120,780	45,126	70,059	74,718
Transfer agency	13,829	16,747	12,166	20,611	8,465	8,531	8,311
Trustees fees	17,144	17,144	17,145	17,144	17,144	17,145	17,144
Insurance	1,511	12,700	25,346	27,047	10,386	16,777	18,236
Miscellaneous fees	1,500	3,044	1,719	6,514	2,904	4,132	4,419
Total expenses	203,691	598,565	914,720	1,743,560	595,492	921,719	1,037,680
Less: Reduction of advisory fees	(51,139)	(159,872)	(323,221)	(166,204)	(121,205)	(81,383)	(139,792)
Reimbursement of operating expenses	(83,575)	—	—	—	—	—	—
Net expenses	68,977	438,693	591,499	1,577,356	474,287	840,336	897,888
Net investment income (loss)	8,657	2,719,397	3,181,996	4,817,451	427,907	25,508	26,196
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from investments and foreign currency transactions	780,624	545,935	—	6,023,698	1,639,967	3,645,851	15,622,443
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(910,945)	(2,127,925)	—	3,155,872	2,904,816	(241,717)	(1,693,758)
Net realized and unrealized gain (loss) on investments and foreign currency	(130,321)	(1,581,990)	—	9,179,570	4,544,783	3,404,134	13,928,685
Net increase (decrease) in net assets from operations	$(121,664)	$1,137,407	$3,181,996	$13,997,021	$4,972,690	$3,429,642	$13,954,881

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

  Sun Capital Advisers Trust

	All Cap Fund		Investment Grade Bond Fund		Money Market Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,657	$16,505	$2,719,397	$2,942,252	$3,181,996	$899,562
Net realized gain (loss) from investments and foreign currency transactions	780,624	745,502	545,935	559,166	—	(21)
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(910,945)	449,420	(2,127,925)	202,061	—	—
Net increase (decrease) in net assets resulting from operations	(121,664)	1,211,427	1,137,407	3,703,479	3,181,996	899,541
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	(6,945)	(17,942)	(2,621,561)	(2,934,230)	(3,175,767)	(899,562)
Service Class	—	(292)	(95,679)	(19,198)	(6,229)	—
Net realized gain on investments
Initial Class	(870,808)	(634,577)	(539,326)	(407,770)	—	—
Service Class	(230,967)	(82,287)	(26,024)	—	—	—
Net decrease in net assets from distributions	(1,108,720)	(735,098)	(3,282,590)	(3,361,198)	(3,181,996)	(899,562)
SHARE TRANSACTIONS
Net proceeds from sales	1,613,789	3,999,188	9,108,090	6,694,713	46,046,388	105,203,008
Net proceeds from reinvestment of distributions	1,108,720	735,098	3,282,590	3,361,199	3,181,996	899,562
Shares redeemed	(2,552,857)	(2,133,241)	(11,326,637)	(18,410,276)	(59,688,037)	(97,707,454)
Net increase (decrease) in net assets from share transactions	169,652	2,601,045	1,064,043	(8,354,364)	(10,459,653)	8,395,116
Total increase (decrease) in net assets	(1,060,732)	3,077,374	(1,081,140)	(8,012,083)	(10,459,653)	8,395,095
NET ASSETS
Beginning of period	8,159,639	5,082,265	58,323,150	66,335,233	121,398,763	113,003,668
End of period†	$7,098,907	$8,159,639	$57,242,010	$58,323,150	$110,939,110	$121,398,763
SHARES OF BENEFICIAL INTEREST
Shares sold	134,011	328,841	915,508	667,021	46,046,388	105,203,008
Shares issued to shareholders from reinvestment of distributions	102,718	60,306	330,946	336,065	3,181,996	899,562
Shares redeemed	(214,689)	(180,360)	(1,140,853)	(1,843,485)	(59,688,037)	(97,707,453)
Net increase (decrease)	22,040	208,787	105,601	(840,399)	(10,459,653)	8,395,117
† Includes undistributed net investment income (loss)	$1,712	$—	$10,116	$3,430	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

  Sun Capital Advisers Trust

	Real Estate Fund		Davis Venture Value Fund		Value Small Cap Fund
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,817,451	$3,547,608	$427,907	$388,721	$25,508	$(77,973)
Net realized gain (loss) from investments and foreign currency transactions	6,023,698	10,844,617	1,639,967	21,318	3,645,851	12,175,214
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,155,872	16,139,167	2,904,816	5,244,095	(241,717)	1,506,611
Net increase (decrease) in net assets resulting from operations	13,997,021	30,531,392	4,972,690	5,654,134	3,429,642	13,603,852
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	(1,649,860)	(1,506,234)	(375,813)	(307,156)	—	—
Service Class	(474,100)	—	—	—	—	—
Net realized gain on investments
Initial Class	(8,876,631)	(3,445,312)	—	—	(11,416,531)	(6,714,071)
Service Class	(3,083,227)	—	—	—	—	—
Net decrease in net assets from distributions	(14,083,818)	(4,951,546)	(375,813)	(307,156)	(11,416,531)	(6,714,071)
SHARE TRANSACTIONS
Net proceeds from sales	38,013,393	33,204,616	5,492,029	6,263,730	6,420,151	10,878,442
Net proceeds from reinvestment of distributions	14,083,818	4,951,546	375,813	307,156	11,416,531	6,714,071
Shares redeemed	(20,055,112)	(18,239,952)	(7,610,726)	(4,770,768)	(11,931,548)	(7,278,307)
Net increase (decrease) in net assets from share transactions	32,042,099	19,916,210	(1,742,884)	1,800,118	5,905,134	10,314,206
Total increase (decrease) in net assets	31,955,302	45,496,056	2,853,993	7,147,096	(2,081,755)	17,203,987
NET ASSETS
Beginning of period	124,190,651	78,694,595	51,361,689	44,214,593	89,030,704	71,826,717
End of period†	$156,145,953	$124,190,651	$54,215,682	$51,361,689	$86,948,949	$89,030,704
SHARES OF BENEFICIAL INTEREST
Shares sold	1,990,343	2,036,554	513,729	638,176	456,798	747,011
Shares issued to shareholders from reinvestment of distributions	746,181	319,867	34,010	32,096	859,679	521,279
Shares redeemed	(1,059,612)	(1,099,897)	(698,669)	(482,836)	(862,382)	(523,021)
Net increase (decrease)	1,676,912	1,256,524	(150,930)	187,436	454,095	745,269
† Includes undistributed net investment income (loss)	$3,855,530	$3,936,195	$434,924	$406,360	$87,050	$593

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

  Sun Capital Advisers Trust

	Blue Chip Mid Cap Fund
	Year Ended December 31,
	2005	2004
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$26,196	$106,020
Net realized gain (loss) from investments and foreign currency transactions	15,622,443	5,868,324
Net increase (decrease) in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,693,758)	6,410,294
Net increase (decrease) in net assets resulting from operations	13,954,881	12,384,638
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
Initial Class	(81,022)	—
Service Class	—	—
Net realized gain on investments
Initial Class	(2,267,288)	—
Service Class	—	—
Net decrease in net assets from distributions	(2,348,310)	—
SHARE TRANSACTIONS
Net proceeds from sales	5,212,236	10,461,611
Net proceeds from reinvestment of distributions	2,348,310	—
Shares redeemed	(13,847,670)	(8,906,431)
Net increase (decrease) in net assets from share transactions	(6,287,124)	1,555,180
Total increase (decrease) in net assets	5,319,447	13,939,818
NET ASSETS
Beginning of period	89,608,693	75,668,875
End of period†	$94,928,140	$89,608,693
SHARES OF BENEFICIAL INTEREST
Shares sold	280,289	654,701
Shares issued to shareholders from reinvestment of distributions	121,800	—
Shares redeemed	(737,379)	(558,946)
Net increase (decrease)	(335,290)	95,755
† Includes undistributed net investment income (loss)	$5,706	$105,885

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

  Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	All Cap Fund Initial Class Shares				All Cap Fund Service Class Shares
	Year Ended December 31,			For the Period 05/1/02* to	Year Ended	For the Period 2/1/2004* to
	2005	2004	2003	12/31/2002	December 31, 2005	12/31/2004
Net Asset Value, Beginning of Period	$12.470	$11.450	$7.540	$10.000	$12.720	$12.140
Income (Loss) from Investment Operations:
Net investment income (loss)(d)	0.019	0.031	0.040	0.020	(0.002)	0.004
Net realized and unrealized gain (loss) on investments	(0.091)	2.249	3.943	(2.462)	(0.105)	1.583
Total from Investment Operations	(0.072)	2.280	3.983	(2.442)	(0.107)	1.587
Less Distributions from:
Net investment income	(0.015)	(0.035)	(0.036)	(0.018)	—	(0.004)
In excess of net investment income	—	—	—	—	—	—
Net realized gain on investments	(1.913)	(1.225)	(0.037)	—	(1.913)	(1.003)
In excess of net realized gain on investments	—	—	—	—	—	—
Capital	—	—	—	—	—	—
Total distributions	(1.928)	(1.260)	(0.073)	(0.018)	(1.913)	(1.007)
Net Asset Value, End of Period	$10.470	$12.470	$11.450	$7.540	$10.700	$12.720
Total Return(b)	(0.72)%	20.39%	52.89%	(24.43)%	(0.98)%	13.20%
Ratios and Supplemental Data:
Net Assets, End of Period (000's)	$5,505	$7,049	$5,082	$1,780	$1,594	$1,111
Ratios to average net assets:
Net expenses(a)(c)(d)	0.90%	0.90%	0.90%	0.90%	1.15%	1.15%
Gross expenses(a)(d)	2.74%	3.42%	5.47%	5.73%	3.04%	4.04%
Net investment income (loss)(a)(c)(d)	0.15%	0.27%	0.70%	0.41%	(0.05)%	0.21%
Portfolio turnover rate	114%	137%	150%	67%	114%	137%

  *  Commencement of operations

  (a)  Annualized for periods of less than one year.

  (b)  Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

  (c)  Such percentages are after advisory fee waivers and expenses reimbursements.

  (d)  Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)

  Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Investment Grade Bond Fund Initial Class Shares					Investment Grade Bond Fund Service Class Shares
	Year Ended December 31,					Year Ended	For the Period 2/1/2004* to
	2005	2004	2003	2002	2001	December 31, 2005	12/31/2004
Net Asset Value, Beginning of Period	$10.090	$10.020	$9.630	$9.680	$9.600	$10.160	$10.090
Income (Loss) from Investment Operations:
Net investment income (loss)(d)	0.468	0.485	0.514	0.538	0.601	0.447	0.424
Net realized and unrealized gain (loss) on investments	(0.274)	0.139	0.393	(0.050)	0.079	(0.274)	0.070
Total from Investment Operations	0.194	0.624	0.907	0.488	0.680	0.173	0.494
Less Distributions from:
Net investment income	(0.468)	(0.485)	(0.517)	(0.538)	(0.600)	(0.447)	(0.424)
In excess of net investment income	—	—	—	—	—	—	—
Net realized gain on investments	(0.096)	(0.069)	—	—	—	(0.096)	—
In excess of net realized gain on investments	—	—	—	—	—	—	—
Capital	—	—	—	—	—	—	—
Total distributions	(0.564)	(0.554)	(0.517)	(0.538)	(0.600)	(0.543)	(0.424)
Net Asset Value, End of Period	$9.720	$10.090	$10.020	$9.630	$9.680	$9.790	$10.160
Total Return(b)	1.96%	6.42%	9.63%	5.23%	7.21%	1.73%	5.03%
Ratios and Supplemental Data:
Net Assets, End of Period (000's)	$53,630	$57,619	$66,335	$67,679	$80,999	$3,612	$704
Ratios to average net assets:
Net expenses(a)(c)(d)	0.75%	0.75%	0.75%	0.75%	0.75%	1.00%	1.00%
Gross expenses(a)(d)	1.03%	0.98%	0.88%	0.81%	0.95%	1.28%	1.26%
Net investment income (loss)(a)(c)(d)	4.72%	4.81%	5.22%	5.60%	6.11%	4.48%	4.58%
Portfolio turnover rate	55%	66%	57%	144%	92%	55%	66%

  *  Commencement of operations

  (a)  Annualized for periods of less than one year.

  (b)  Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

  (c)  Such percentages are after advisory fee waivers and expenses reimbursements.

  (d)  Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)

  Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Money Market Fund Initial Class Shares					Money Market Fund Service Class Shares
	Year Ended December 31					For the Period 4/25/2005* to
	2005	2004	2003	2002	2001	12/31/2005
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Income (Loss) from Investment Operations:
Net investment income (loss)(d)	0.027	0.007	0.005	0.011	0.035	0.019
Net realized and unrealized gain (loss) on investments	—	—	—	—	—	—
Total from Investment Operations	0.027	0.007	0.005	0.011	0.035	0.019
Less Distributions from:
Net investment income	(0.027)	(0.007)	(0.005)	(0.011)	(0.035)	(0.019)
In excess of net investment income	—	—	—	—	—	—
Net realized gain on investments	—	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—	—
Capital	—	—	—	—	—	—
Total distributions	(0.027)	(0.007)	(0.005)	(0.011)	(0.035)	(0.019)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return(b)	2.75%	0.74%	0.55%	1.12%	3.59%	1.93%
Ratios and Supplemental Data:
Net Assets, End of Period (000's)	$110,430	$121,399	$113,004	$149,363	$116,946	$509
Ratios to average net assets:
Net expenses(a)(c)(d)	0.50%	0.65%	0.65%	0.65%	0.65%	0.75%
Gross expenses(a)(d)	0.77%	0.71%	0.65%	0.65%	0.74%	1.02%
Net investment income (loss)(a)(c)(d)	2.69%	0.77%	0.56%	1.11%	3.16%	2.99%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	N/A

  *  Commencement of operations

  (a)  Annualized for periods of less than one year.

  (b)  Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

  (c)  Such percentages are after advisory fee waivers and expenses reimbursements.

  (d)  Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)

  Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Real Estate Fund Initial Class Shares					Real Estate Fund Service Class Shares
	Year Ended December 31					Year Ended	For the Period 2/1/2004* to
	2005	2004	2003	2002	2001	December 31, 2005	12/31/2004
Net Asset Value, Beginning of Period	$19.010	$15.090	$11.100	$11.850	$11.250	$20.080	$15.720
Income (Loss) from Investment Operations:
Net investment income (loss)(d)	0.224	0.581	0.277	0.496	0.629	0.206	0.302
Net realized and unrealized gain (loss) on investments	1.591	4.241	3.713	(0.036)	0.772	1.655	4.058
Total from Investment Operations	1.815	4.822	3.990	0.460	1.401	1.861	4.360
Less Distributions from:
Net investment income	(0.317)	(0.274)	—	(0.463)	(0.618)	(0.263)	—
In excess of net investment income	—	—	—	—	—	—	—
Net realized gain on investments	(1.708)	(0.628)	—	(0.583)	(0.183)	(1.708)	—
In excess of net realized gain on investments	—	—	—	(0.070)	—	—	—
Capital	—	—	—	(0.094)	—	—	—
Total distributions	(2.025)	(0.902)	—	(1.210)	(0.801)	(1.971)	—
Net Asset Value, End of Period	$18.800	$19.010	$15.090	$11.100	$11.850	$19.970	$20.080
Total Return(b)	9.67%	33.32%	35.95%	4.04%	12.58%	9.37%	27.74%
Ratios and Supplemental Data:
Net Assets, End of Period (000's)	$105,368	$102,300	$78,695	$44,310	$25,824	$50,778	$21,890
Ratios to average net assets:
Net expenses(a)(c)(d)	1.10%	1.23%	1.25%	1.25%	1.25%	1.35%	1.50%
Gross expenses(a)(d)	1.22%	1.23%	1.26%	1.41%	1.68%	1.47%	1.51%
Net investment income (loss)(a)(c)(d)	3.55%	3.62%	4.54%	5.51%	5.60%	3.56%	3.79%
Portfolio turnover rate	32%	67%	42%	49%	25%	32%	67%

  *  Commencement of operations

  (a)  Annualized for periods of less than one year.

  (b)  Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

  (c)  Such percentages are after advisory fee waivers and expenses reimbursements.

  (d)  Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)

  Sun Capital Advisers Trust

Selected data for a share outstanding throughout each Period:

	Davis Venture Value Fund Year Ended December 31					Value Small Cap Fund Year Ended December 31
	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.610	$9.500	$7.320	$8.740	$9.830	$15.210	$14.070	$9.940	$12.820	$11.930
Income (Loss) from Investment Operations:
Net investment income (loss)(e)	0.087	0.079	0.065	0.054	0.049	0.014	1.229	(0.003)	0.012	(0.005)
Net realized and unrealized gain (loss) on investments	0.941	1.097	2.161	(1.474)	(1.092)	0.568	1.142	4.139	(2.640)	1.062
Total from Investment Operations	1.028	1.176	2.226	(1.420)	(1.043)	0.582	2.371	4.136	(2.628)	1.057
Less Distributions from:
Net investment income	(0.078)	(0.066)	(0.046)	— (c)	(0.047)	—	—	(0.006)	—	— (c)
In excess of net investment income	—	—	—	—	—	—	—	—	—	(0.002)
Net realized gain on investments	—	—	—	—	—	(2.002)	(1.231)	—	(0.220)	(0.165)
In excess of net realized gain on investments	—	—	—	—	—	—	—	—	(0.032)	—
Capital	—	—	—	—	—	—	—	—	—	—
Total distributions	(0.078)	(0.066)	(0.046)	—	(0.047)	(2.002)	(1.231)	(0.006)	(0.252)	(0.167)
Net Asset Value, End of Period	$11.560	$10.610	$9.500	$7.320	$8.740	$13.790	$15.210	$14.070	$9.940	$12.820
Total Return(a)	9.73%	12.45%	30.50%	(16.24)%	(10.61)%	4.33%	18.43%	41.62%	(20.61)%	8.91%
Ratios and Supplemental Data:
Net Assets, End of Period (000's)	$54,216	$51,362	$44,215	$32,194	$32,110	$86,949	$89,031	$71,827	$44,282	$22,140
Ratios to average net assets:
Net expenses(c)(d)	0.90%	0.90%	0.90%	0.90%	0.90%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses(d)	1.13%	1.16%	1.19%	1.21%	1.28%	1.10%	1.09%	1.12%	1.34%	2.06%
Net investment income (loss)(c)(d)	0.81%	0.83%	0.86%	0.71%	0.51%	0.03%	(0.10)%	0.13%	0.18%	(0.08)%
Portfolio turnover rate	15%	11%	7%	26%	84%	58%	106%	144%	136%	138%

  *  Commencement of operations

  (a)  Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

  (b)  Amount is less than .001 per share.

  (c)  Such percentages are after advisory fee waivers and expenses reimbursements.

  (d)  Does not include any insurance charges imposed in connection with your variable insurance contract.

FINANCIAL HIGHLIGHTS (Continued)

  Sun Capital Advisers Trust

Selected data for a share outstanding throughout each period:

	Blue Chip Mid Cap Fund
	Year Ended December 31
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.130	$15.610	$11.470	$13.480	$13.930
Income (Loss) from Investment Operations:
Net investment income (loss)(c)	(0.003)	0.022	(0.011)	(0.024)	(0.022)
Net realized and unrealized gain (loss) on investments	2.979	2.498	4.151	(1.986)	(0.428)
Total from Investment Operations	2.976	2.520	4.140	(2.010)	(0.450)
Less Distributions from:
Net investment income	(0.017)	—	—	—	—
In excess of net investment income	—	—	—	—	—
Net realized gain on investments	(0.489)	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—
Capital	—	—	—	—	—
Total distributions	(0.506)	—	—	—	—
Net Asset Value, End of Period	$20.600	$18.130	$15.610	$11.470	$13.480
Total Return(a)	16.61%	16.14%	36.09%	(14.91)%	(3.23)%
Ratios and Supplemental Data:
Net Assets, End of Period (000's)	$94,928	$89,609	$75,669	$53,506	$52,357
Ratios to average net assets:
Net expenses(b)(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses(c)	1.15%	1.12%	1.14%	1.17%	1.26%
Net investment income (loss)(b)(c)	0.03%	0.13%	(0.09)%	(0.21)%	(0.17)%
Portfolio turnover rate	67%	60%	76%	90%	125%

  (a)  Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

  (b)  Such percentages are after advisory fee waivers and expenses reimbursements.

  (c)  Does not include any insurance charges imposed in connection with your variable insurance contract.

NOTES TO FINANCIAL STATEMENTS  Sun Capital Advisers Trust

NOTE A — ORGANIZATION

Sun Capital Advisers Trust (the "Trust") is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust was established as a Delaware business trust under the laws of Delaware by an Agreement and Declaration of Trust dated July 13, 1998. It currently consists of seven funds (each referred to as a "Fund" collectively as "the Funds"), which are offered only to qualified pension and retirement plans and variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The Funds are the Sun Capital All Cap Fund ("All Cap Fund"), Sun Capital Investment Grade Bond Fund ("Investment Grade Bond Fund"), Sun Capital Money Market Fund ("Money Market Fund"), Sun Capital Real Estate Fund ("Real Estate Fund"), SC Davis Venture Value Fund ("Davis Venture Value Fund"), SC Value Small Cap Fund ("Value Small Cap Fund"), and the SC Blue Chip Mid Cap Fund ("Blue Chip Mid Cap Fund"). Each of the Funds, other than the Real Estate Fund, is classified as a diversified fund under the 1940 Act. Each Fund offers Initial Class Shares. Service Class Shares are offered on the All Cap Fund, Investment Grade Bond Fund, the Real Estate Fund and the Money Market Fund. Service Class Shares for the All Cap Fund, Investment Grade Bond Fund and the Real Estate Fund commenced operations on February 1, 2004. Service Class Shares for the Money Market Fund commenced operations on April 25, 2005.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

Valuation of Investments

Securities for which exchange quotations are readily available are valued at the last sales price, or, if no sales occurred on that day, at the mean between the closing bid and asked prices. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Board of Trustees.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost, and thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Investments in investment companies are valued at their net asset value as reported by the investment company.

Investment Transactions and Income

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized using the interest method. Upon notification from issuers some dividend income received from a REIT may be redesignated as a reduction of cost of investment and/or realized gain. Realized gains and losses from security transactions are determined on the basis of identified cost for both financial statement and federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

The Real Estate Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.

Foreign Currency Translation and Foreign Investments

The accounting records of the Funds are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments. Net gains and losses on foreign currency transactions include disposition of foreign currencies, and currency gains and losses between the accrual and receipt dates of portfolio investment income and between the trade and settlement dates of portfolio investment transactions.

Federal Income Taxes

Each Fund is treated as a separate entity for Federal tax purposes. Each Fund intends to elect and continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains, for the fiscal year. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. For the fiscal years ended December 31, 2003 and 2004, the All Cap Fund, Investment Grade Bond Fund and Real Estate Fund may not have met the net investment income and capital gain distribution requirements of Subchapter M of the Internal Revenue Code ("the Code"). Management of the Trust is currently in discussions with the Internal Revenue Service regarding this matter. Management believes that it is probable that the ultimate resolution will permit the All Cap Fund, Investment Grade Bond Fund and Real Estate Fund to meet the distribution requirements of the Code for fiscal years ending December 31, 2003 and 2004. The Adviser has agreed with the Funds to assume all costs and liabilities associated with the resolution of this issue.

A portion of the dividend income recorded by Real Estate Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction to the cost basis of the securities held.

At December 31, 2005, the following Funds have available for federal income tax purposes capital loss carryovers which can be used to offset certain future realized capital gains.

	Expires December 31,
	2007	2008	2009	2010	2011	2012
Money Market Fund	$1,180	$156	$—	$—	$—	$21
Davis Venture Value Fund	—	—	—	2,491,538	347,308	135,278

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2005, the following Funds elected to defer net losses arising between November 1, 2005 and December 31, 2005.

Amount
All Cap Fund	$174,769
Investment Grade Bond Fund	76,814
Real Estate Fund	849,887
Blue Chip Mid Cap Fund	1,019

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

The tax character of distributions paid during the year ended December 31, 2005, was as follows:

	Ordinary Income	Long Term Capital Gain
All Cap Fund	400,157	708,563
Investment Grade Bond Fund	2,826,016	456,574
Money Market Fund	3,181,996	—
Real Estate Fund	5,212,470	8,871,348
Davis Venture Value Fund	375,813	—
Value Small Cap Fund	5,255,164	6,161,367
Blue Chip Mid Cap Fund	255,455	2,092,855

The tax character of distributions paid during the year ended December 31, 2004, was as follows:

	Ordinary Income	Long Term Capital Gain
All Cap Fund	$584,381	$150,717
Investment Grade Bond Fund	3,361,198	—
Money Market Fund	899,562	—
Real Estate Fund	2,493,477	2,512,069
Davis Venture Value Fund	307,156	—
Value Small Cap Fund	6,714,071	—
Blue Chip Mid Cap Fund	—	—

As of December 31, 2005 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)
All Cap Fund	1,712	—	104,329
Investment Grade Bond Fund	219,450	400,482	(359,740)
Money Market Fund	—	—	—
Real Estate Fund	5,165,936	6,377,583	32,619,749
Davis Venture Value Fund	404,374	—	12,909,604
Value Small Cap Fund	611,838	2,802,830	12,763,305
Blue Chip Mid Cap Fund	2,566,453	13,008,689	19,403,266

Dollar Roll Transactions

The Investment Grade Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. The Fund will only enter into "covered" rolls. A "covered" roll is a specific type of dollar roll for which there is an offsetting cash position or liquid security position. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will be substantially similar as to type, coupon and maturity as those sold. The Fund is paid a fee for entering into a dollar roll transaction, that is accrued as income over the life of the dollar roll contract. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

The proceeds of the sale will generally be invested in additional instruments for the Fund, and the income from these investments, together with any additional fee income received on the dollar roll transaction, will generally exceed the interest income that would have been earned on the securities sold. Dollar roll transactions involve the risk that

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

the market value of the securities sold by the Fund may decline below the repurchase price of those similar securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase and the Fund to resell the obligation, at an agreed-upon-price and time. In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals 102% of the principal amount of the repurchase transaction. The value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

When Issued Securities and Forward Commitments

The Funds may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions and such transactions may involve a risk of loss if the value of the underlying security declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a particular Fund are allocated evenly among the affected Funds, allocated on the basis of relative net assets, or otherwise allocated among the Funds as the Trustees may direct or approve. Expenses directly attributable to a particular class of a Fund are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Dividends and Distributions

The Investment Grade Bond Fund and Money Market Fund declare dividends daily from net investment income, if any. Each of the remaining Funds in the Trust distributes net investment income, if any, annually. Each Fund distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

per share allocation between net investment income and realized and unrealized gain (loss). Accumulated undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

NOTE C — INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

Investment Advisory Agreement

Sun Capital Advisers LLC (the "Adviser") is the investment adviser to the Investment Grade Bond Fund, Money Market Fund, and Real Estate Fund under an investment advisory agreement with the Trust dated November 4, 1998. The Adviser is the investment adviser to the Blue Chip Mid Cap Fund, under a separate investment advisory agreement with the Trust dated August 27, 1999. The Adviser is the investment adviser to Davis Venture Value Fund and Value Small Cap Fund under separate investment advisory agreements with the Trust dated May 1, 2000. The Adviser is the investment adviser to the All Cap Fund under a separate investment advisory agreement with the Trust dated May 1, 2002. The Adviser, at its own cost, has retained Wellington Management Company, LLP, as subadviser for Blue Chip Mid Cap Fund, Davis Advisers , as subadviser for the Davis Venture Value Fund, and OpCap Advisors LLC, as subadviser for the Value Small Cap Fund. The Adviser is a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. ("Sun Life – US Ops Holdco"), a holding company. Sun Life Financial, Inc. ("Sun Life Financial"), a publicly traded holding company, is the ultimate parent of Sun Life – US Ops Holdco and the Adviser.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under the advisory agreement, the Trust pays compensation quarterly to the Adviser at the following annual rates based on the average daily net assets of each Fund taken separately:

	Daily Net Assets	Advisory Fee
All Cap Fund	All	0.70%
Investment Grade Bond Fund	All	0.60%
Money Market Fund	All	0.50%
Real Estate Fund	All	0.95%
Davis Venture Value Fund	$0-$500 million over $500 million	0.75% 0.70%
Value Small Cap Fund	$0-$400 million $400 million-$800 million over $800 million	0.80% 0.75% 0.70%
Blue Chip Mid Cap Fund	$0-$300 million over $300 million	0.80% 0.75%

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

Limitations

Through April 30, 2007 the Adviser has contractually agreed to reduce its advisory fee and to reimburse each Fund's other expenses to reduce each Fund's total annual operating expenses to:

	Total Operating Expense
	Initial Class	Service Class
All Cap Fund	0.90%	1.15%
Investment Grade Bond Fund	0.75%	1.00%
Money Market Fund	0.50%	0.75%
Real Estate Fund	1.10%	1.35%
Davis Venture Value Fund	0.90%	—
Value Small Cap Fund	1.00%	—
Blue Chip Mid Cap Fund	1.00%	—

For the year ended December 31, 2005, the Adviser waived all or part of its advisory fee and reimbursed certain operating expenses in the following amounts:

	Fees Waived	Expenses Reimbursed
All Cap Fund	$51,139	$83,575
Investment Grade Bond Fund	159,872	—
Money Market Fund	323,221	—
Real Estate Fund	166,204	—
Davis Venture Value Fund	121,205	—
Value Small Cap Fund	81,383	—
Blue Chip Mid Cap Fund	139,972	—

To the extent that a Fund's total expense ratio falls below the expense limit stated above in future years, the Adviser reserves the right to be reimbursed for advisory fees waived and fund expenses paid by it during the prior two fiscal years. For the prior two years the aggregate amount is $1,787,210.

Distribution and Service Plan

The Trust has adopted a plan of distribution and service pursuant to Rule 12b-1 under the 1940 Act with respect to its Service Class Shares (the "Plan"), pursuant to which distribution and service fees are paid to Clarendon Insurance Agency, Inc. ("Clarendon"), which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). The fees of the Trust payable to Clarendon pursuant of the Plan are accrued daily at a rate with respect to each fund which may not exceed 0.25% of the fund's average daily net assets attributable to Service Class shares regardless of the level of expenses actually incurred by Clarendon and others.

Trustees' Compensation

Trustees' fees are paid by the Trust to each independent trustee of the Trust. The aggregate remuneration paid by the Funds to the independent trustees for the year ended December 31, 2005 was $109,100. The Trust pays no compensation directly to its Trustees or officers who are affiliated with the Adviser, Sun Life – US Ops Holdco or Sun Life Financial, all of whom receive remuneration for their services to the Trust from the Adviser, Sun Life – US Ops Holdco or Sun Life Financial. Certain officers and Trustees of the Trust are officers and directors of the Adviser, Sun Life – US Ops Holdco or Sun Life Financial.

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for the year ended December 31, 2005 were as follows:

	Non- Government Purchases	Government Purchases	Non- Government Sales	Government Sales
All Cap Fund	$8,207,158	$0	$9,061,659	$0
Investment Grade Bond Fund	19,695,561	20,329,694	18,684,720	12,135,216
Real Estate Fund	60,800,716	0	41,431851	0
Davis Venture Value Fund	7,730,808	0	8,829,138	0
Value Small Cap Fund	47,954,186	0	53,602,860	0
Blue Chip Mid Cap Fund	58,695,021	0	66,750,868	0

Purchases and sales, including maturities, of short-term securities by the Money Market Fund for the year ended December 31, 2005 were $1,025,236,719 and $1,042,878,259, respectively.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at December 31, 2005 were as follows:

		Gross Unrealized		Net Unrealized Appreciation
	Identified Cost	Appreciation	(Depreciation)	(Depreciation)
All Cap Fund	$6,971,098	$509,870	$(405,541)	$104,329
Investment Grade Bond Fund	59,551,446	992,067	(1,351,807)	(359,740)
Money Market Fund	107,251,869	—	—	—
Real Estate Fund	122,753,800	34,669,463	(2,049,714)	32,619,749
Davis Venture Value Fund	41,377,734	13,840,172	(930,434)	12,909,738
Value Small Cap Fund	74,284,885	15,363,697	(2,600,392)	12,763,305
Blue Chip Mid Cap Fund	76,201,306	20,489,653	(1,085,842)	19,403,811

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

NOTE E — SHARE TRANSACTIONS

Each of the Funds is authorized to issue an unlimited number of shares without par value. Transactions in classes of each Fund were as follows:

	Initial Class		Service Class
	Year Ended December 31,		Year Ended December 31,	For the Period 2/1/2004 to
	2005	2004	2005	12/31/2004
ALL CAP FUND (shares)
Shares sold	49,211	241,876	84,800	86,965
Shares issued as reinvestment of distributions	81,630	53,716	21,088	6,590
Shares redeemed	(170,355)	(174,138)	(44,334)	(6,222)
Net increase (decrease) in shares outstanding	(39,514)	121,454	61,554	87,333
Beginning of period	565,191	443,737	87,333	—
End of period	525,677	565,191	148,887	87,333
ALL CAP FUND ($)
Net proceeds from sales	$586,192	$2,918,185	$1,027,597	$1,081,003
Net proceeds on reinvestment of distributions	877,754	652,519	230,966	82,579
Cost of shares redeemed	(2,016,273)	(2,056,488)	(536,584)	(76,753)
Net increase (decrease) in net assets	$(552,327)	$1,514,216	$721,979	$1,086,829
INVESTMENT GRADE BOND FUND (shares)
Shares sold	558,468	500,617	357,040	166,404
Shares issued as reinvestment of distributions	318,714	334,152	12,232	1,913
Shares redeemed	(1,071,233)	(1,744,455)	(69,620)	(99,030)
Net increase (decrease) in shares outstanding	(194,051)	(909,686)	299,652	69,287
Beginning of period	5,710,456	6,620,142	69,287	—
End of period	5,516,405	5,710,456	368,939	69,287

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

	Initial Class		Service Class
	Year Ended December 31,		Year Ended December 31,	For the Period 2/1/2004 to
	2005	2004	2005*	12/31/2004
INVESTMENT GRADE BOND FUND ($)
Net proceeds from sales	$5,546,130	$5,029,188	$3,561,960	$1,665,526
Net proceeds on reinvestment of distributions	3,160,886	3,342,000	121,704	19,198
Cost of shares redeemed	(10,638,528)	(17,432,337)	(688,109)	(977,939)
Net increase (decrease) in net assets	$(1,931,512)	$(9,061,149)	$2,995,555	$706,785
MONEY MARKET FUND (shares)
Shares sold	45,515,313	105,203,008	531,075	—
Shares issued as reinvestment of distributions	3,175,767	899,562	6,229	—
Shares redeemed	(59,659,773)	(97,707,454)	(28,264)	—
Net increase (decrease) in shares outstanding	(10,968,693)	8,395,116	509,040	—
Beginning of period	121,400,120	113,005,004	—	—
End of period	110,431,427	121,400,120	509,040	—
MONEY MARKET FUND ($)
Net proceeds from sales	$45,515,313	$105,203,008	$531,075	$—
Net proceeds on reinvestment of distributions	3,175,767	899,562	6,229	—
Cost of shares redeemed	(59,659,773)	(97,707,454)	(28,264)	—
Net increase (decrease) in net assets	$(10,968,693)	$8,395,116	$509,040	$—
REAL ESTATE FUND (shares)
Shares sold	593,691	878,055	1,396,652	1,158,499
Shares issued as reinvestment of distributions	566,245	319,867	179,936	—
Shares redeemed	(935,247)	(1,031,392)	(124,365)	(68,505)
Net increase (decrease) in shares outstanding	224,689	166,530	1,452,223	1,089,994
Beginning of period	5,380,764	5,214,233	1,089,994	—
End of period	5,605,453	5,380,763	2,542,217	1,089,994
REAL ESTATE FUND ($)
Net proceeds from sales	$10,760,213	$13,878,775	$27,253,180	$19,325,812
Net proceeds on reinvestment of distributions	10,526,491	4,951,546	3,557,327	—
Cost of shares redeemed	(17,472,633)	(17,061,296)	(2,582,479)	(1,178,656)
Net increase (decrease) in net assets	$3,814,071	$1,769,025	$28,228,028	$18,147,156
DAVIS VENTURE VALUE FUND (shares)
Shares sold	513,729	638,176
Shares issued as reinvestment of distributions	34,010	32,096
Shares redeemed	(698,669)	(482,836)
Net increase (decrease) in shares outstanding	(150,930)	187,436
Beginning of period	4,839,586	4,652,150
End of period	4,688,656	4,839,586

NOTES TO FINANCIAL STATEMENTS (Continued)  Sun Capital Advisers Trust

	Initial Class
	Year Ended December 31,
	2005	2004
DAVIS VENTURE VALUE FUND ($)
Net proceeds from sales	$5,492,029	$6,263,730
Net proceeds on reinvestment of distributions	375,813	307,156
Cost of shares redeemed	(7,610,726)	(4,770,768)
Net increase (decrease) in net assets	$(1,742,884)	$1,800,118
VALUE SMALL CAP FUND (shares)
Shares sold	456,798	747,011
Shares issued as reinvestment of distributions	859,679	521,279
Shares redeemed	(862,382)	(523,021)
Net increase (decrease) in shares outstanding	454,095	745,269
Beginning of period	5,851,972	5,106,703
End of period	6,306,067	5,851,972
VALUE SMALL CAP FUND ($)
Net proceeds from sales	$6,420,151	$10,878,442
Net proceeds on reinvestment of distributions	11,416,531	6,714,071
Cost of shares redeemed	(11,931,548)	(7,278,307)
Net increase (decrease) in net assets	$5,905,134	$10,314,206
BLUE CHIP MID CAP FUND (shares)
Shares sold	280,289	654,701
Shares issued as reinvestment of distributions	121,800	—
Shares redeemed	(737,379)	(558,946)
Net increase (decrease) in shares outstanding	(335,290)	95,755
Beginning of period	4,942,525	4,846,770
End of period	4,607,235	4,942,525
BLUE CHIP MID CAP FUND ($)
Net proceeds from sales	$5,212,236	$10,461,611
Net proceeds on reinvestment of distributions	2,348,310	—
Cost of shares redeemed	(13,847,670)	(8,906,431)
Net increase (decrease) in net assets	$(6,287,124)	$1,555,180

  *  Service Class Shares for the Money Market Fund commenced on April 25, 2005.

NOTE F — LINE OF CREDIT

The Trust has entered into a $15 million committed unsecured revolving line of credit (the "Agreement") with State Street Bank and Trust primarily for temporary or emergency purposes. The Money Market Fund is not a party to this agreement. Interest is charged to each Fund based on its borrowings at an amount above the overnight federal funds rate. In addition, a fee on the daily unused portion of the $15 million committed line is allocated among the participating funds at the end of each quarter. During the year ended December 31, 2005, the following Funds had borrowings under this Agreement as follows:

	Maximum Loan	Average Daily Amount of Loan	Weighted Average Interest Rate	Total Interest Paid
All Cap Fund	$838,000	$15,334	3.642%	$566
Davis Venture Value Fund	217,000	3,797	4.154%	160

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholders of Sun Capital Advisers Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Value Small Cap Fund and SC Blue Chip Mid Cap Fund (each a portfolio of Sun Capital Advisers Trust, the "Trust") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of Sun Capital All Cap Fund, Sun Capital Investment Grade Bond Fund, Sun Capital Money Market Fund, Sun Capital Real Estate Fund, SC Davis Venture Value Fund, SC Value Small Cap Fund and SC Blue Chip Mid Cap Fund as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 23, 2006

OTHER INFORMATION (Unaudited)

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 are available (i) without charge, upon request, by calling 1-800-432-1102 x 1687 and (ii) on the U.S. Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of investments with the U.S. Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q will be available (i) on the SEC's website at www.sec.gov; and (ii) available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operations of the Public Reference Room may be obtained by calling 800-SEC-0330.

TAX INFORMATION

For the year ended December 31, 2005, the following Funds paid distributions which were designated as long-term capital gains dividends:

Amount
All Cap Fund	$708,563
Investment Grade Bond Fund	456,574
Real Estate Fund	8,871,348
Value Small Cap Fund	6,161,367
Blue Chip Mid Cap Fund	2,092,855

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended December 31, 2005:

Percentage of distributions which qualify for the dividends received deduction:

Percentage
All Cap Fund	21.08%
Investment Grade Bond Fund	0.00%
Money Market Fund	0.00%
Real Estate Fund	0.00%
Davis Venture Value Fund	100.00%
Value Small Cap Fund	7.82%
Blue Chip Mid Cap Fund	100.00%

SUBSEQUENT EVENT

Effective January 9, 2006 OppenheimerFunds, Inc. has been hired to replace OpCap Advisers LLC as subadviser to the Value Small Cap Fund. Also effective January 9, 2006 the name of the Fund was changed to SC Oppenheimer Main Street Small Cap Fund.

OTHER INFORMATION (Unaudited) (Continued)

ADVISORY CONTRACT RENEWAL

Factors Considered by the Independent Trustees in Approving the Investment Advisory Agreement.

The 1940 Act requires that each fund's investment advisory agreement and, as applicable, subadvisory agreement, be approved annually both by the board of trustees and also by a majority of the independent trustees voting separately. The funds' investment advisory and subadvisory agreements are referred to individually as an "investment advisory agreement" and collectively as the "investment advisory agreements".

The Board of Trustees of Sun Capital Advisers Trust engaged in a thorough review of the investment advisory agreements, after which they determined to approve the continuation of each investment advisory agreement (except for the prior subadvisory agreement relating to the SC Value Small Cap Fund) through December 31, 2006. With respect to the SC Value Small Cap Fund, the Trustees approved a subadvisory agreement with a new subadviser. The Trustees reviewed a wide range of materials furnished by the adviser and, as applicable, each subadviser, prior to reaching these decisions. The Independent Trustees were advised by, and held private meetings with, their independent legal counsel in connection with the review of the investment advisory agreements, and requested and received additional information regarding the adviser and each subadviser. In deciding to approve the continuation of each investment advisory agreement (or, in the case of the SC Value Small Cap Fund, to approve a new subadvisory agreement), the Trustees considered information about the following, among other things:

•  the adviser's and each subadviser's personnel (including particularly those personnel with responsibilities for providing services to the funds), resources, policies and investment processes – in this regard, in addition to meeting with representatives of the adviser and each subadviser, the Trustees also considered, among other things, the adviser's representation that it was satisfied with the resources committed to the funds by each subadviser and its recommendation that each subadvisory agreement be continued (except with respect to the SC Value Small Cap Fund, in which case the adviser recommended that the trustees approve a new subadvisory agreement);

•  the nature, scope and quality of the services that the adviser and each subadviser could provide to the funds – in this regard, the Trustees considered, among other things, that the types of services to be provided under the investment advisory agreements were comparable to those typically found in agreements of such type;

•  the investment performance of each fund and its investment adviser, both absolute and relative to various benchmarks and industry peer groups – in this regard, the Trustees observed that the SC Value Small Cap Fund had underperformed its benchmark and peer group averages over several measurement periods, and determined to enter into a new subadvisory agreement with a new subadviser;

•  the costs of the services to, and profits realized by, the adviser and its affiliates from their relationship with each fund – in this regard, the Trustees observed that the adviser was operating several funds at a net loss (suggesting that the adviser had assumed considerable economic risk in contracting with the funds), and had committed to extend previously existing total operating expense caps applicable to each fund through at least April 30, 2007, including the recently reduced total operating expense caps applicable to the Sun Capital Money Market Fund and the Sun Capital Real Estate Fund; in analyzing the adviser's and its affiliates' costs and profits, the Trustees also reviewed the fees paid to and services provided by the adviser and its affiliates to the fund for non-advisory services, including distribution (including fees paid pursuant to Rule 12b-1 plans); the Trustees concluded that each fund's investment advisory fee schedule represented reasonable compensation in light of, among other factors, the costs incurred by the adviser and its affiliates in providing services to the funds;

•  the extent to which economies of scale would be realized as the funds grow – in this regard, the independent Trustees observed that the advisory fees charged to the SC Davis Venture Value Fund, the SC Value Small Cap Fund and the SC Blue Chip Mid Cap Fund contain breakpoints and, accordingly, reflect the potential to share

OTHER INFORMATION (Unaudited)

economies of scale, and that the adviser committed to considering breakpoints on each other fund to the extent any such fund's assets under management increase to more substantial, scaleable levels in the future;

•  the advisory and subadvisory fee rates paid to the adviser and each subadviser for the funds relative to those payable for similar funds advised by such firms and other firms, and relative to those payable by institutional accounts advised or subadvised by such firms (which assisted the Trustees in concluding that the advisory and subadvisory fees charged by the adviser and each subadviser are reasonable), including differences in the scope of services typically provided to mutual funds relative to institutional accounts;

•  the practices of the adviser and each subadviser regarding the selection and compensation of brokers and dealers executing portfolio transactions for the funds, and the brokers' and dealers' provision of brokerage and research services to the adviser and each subadviser; and

•  the adviser's and each subadviser's commitment to and record of compliance, including its written compliance policies and procedures.

In conducting their review, the Trustees received and considered information prepared by Lipper Inc. relating to each fund's performance, advisory fees and total expenses relative to appropriate peer groups and universes.

After due consideration of these and other factors that they considered relevant, the Trustees, including the Independent Trustees, unanimously determined to approve the continuation of each investment advisory agreement (or, in the case of the SC Value Small Cap Fund, to approve a subadvisory agreement with a new subadviser) at a meeting on November 15, 2005.

In reaching this conclusion, the Trustees did not give particular weight to any single factor noted above. The Trustees considered these factors over the course of numerous meetings, several of which were held in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighted these factors differently in reaching their individual decisions to approve the continuation of the investment advisory agreements.

OTHER INFORMATION (Unaudited) (Continued)  Sun Capital Advisers Trust

Each fund's business is managed by the trustees. Several of the funds' trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the funds' trustees and officers.

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
Michael P. Castellano 16 Sheldrake Lane Palm Beach Gardens, FL 33418 Year of birth: 1941	Trustee	Since February 2005	Retired	7	Director and Audit Committee Chairman, Sona Mobil Holdings Corp. since 2005, Director and Audit Committee Chairman, Globe Tel Communications Corp. since 2006.

Anthony C. Paddock 350 Fifth Avenue, Suite 5513 New York, NY 10118 Year of birth: 1935	Trustee	Since October 1998	Managing Director, Empire Valuation Consultants, Inc., since 1996. President, AC Paddock & Associates (consulting), since 1996.	7

William N. Searcy, Jr. 4411 133rd St. Ct. NW Gig Harbor, WA 98332 Year of birth: 1946	Chairman and Trustee	Since October 1998	Private investor since 2003. Pension and savings trust officer, Sprint Corp., 1989-2003.	7	Trustee, Scudder Funds (New York) Board (65 mutual funds) since 1993

James M.A. Anderson* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1949	President, Chief Executive Officer and Trustee	Trustee since October 1998	Executive Vice President and Chief Investment Officer, Sun Life Financial, since 2005, previously chief investment officer, Sun Capital Advisers LLC, 2000 - 2005 and vice president, Sun Life Financial, 1995 - 2005.	7	Director, Sun Capital Advisers LLC since 1998, Director, Sun Life of Canada (U.S.) Holdings, Inc. since 1997, Director, Sun Life Assurance Company of Canada (U.S.) Operations Holdings, Inc. since 1997, Director, Sun Life Financial (Japan), Inc. since 2000, Director, Sun Life Financial (U.S.) Holdings, Inc. since 2001, Director, Sun Life Financial (Bermuda) Holdings, Inc. since 2002, Director, Sun Life of Canada (U.S.) SPE 97-I, Inc. since 2003.

* An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act.

OTHER INFORMATION (Unaudited) (Continued)  Sun Capital Advisers Trust

Name, address and age	Position with the Trust	Length of Time Served	Principal occupation past 5 years	Number of Funds Within Fund Complex Overseen by Trustee	Other Directorships Held Outside of the Fund Complex by Trustee
James F. Alban* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1962	Chief Financial Officer and Treasurer	Since October 1998	Senior vice president and Chief Financial Officer, Sun Capital Advisers LLC, since 2000. Assistant vice president, Sun Life Financial since 1998.	N/A	N/A

Martin G. Dyer* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1950	Chief Compliance Officer	Since September 2004	Chief Compliance Officer, Sun Capital Advisers LLC, since 2004. Assistant vice president, Sun Life Financial, since 2004. Director of Compliance, Oechsle International Advisors, LLC 2000 to 2004	N/A	N/A

Maura A. Murphy, Esq.* One Sun Life Executive Park Wellesley Hills, MA 02481 Year of birth: 1960	Secretary	Since October 1998	Senior vice president and chief counsel, Sun Capital Advisers LLC, since 2000 and secretary since 1998. Senior counsel at Sun Life Financial since 1998.	N/A	N/A

* An interested person of the funds for purposes of Section 2(a)(19) of the 1940 Act

The Statement of Additional Information (SAI) includes additional information about the Funds' trustees and is available, without charge, upon request by calling 1-800-432-1102 x2496.

[This Page Intentionally Left Blank]

  Sun Capital Advisers Trust

TRUSTEES AND OFFICERS

Michael P. Castellano, Trustee

Anthony C. Paddock, Trustee

William N. Searcy, Jr., Chairman, Trustee

James M.A. Anderson, President, CEO and Trustee

James F. Alban, Treasurer and CFO

Martin G. Dyer, Chief Compliance Officer

Maura A. Murphy, Secretary

INVESTMENT ADVISER

Sun Capital Advisers LLC

One Sun Life Executive Park

Wellesley Hills, MA 02481

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT

State Street Bank & Trust Company

1 Lincoln Street

Boston, MA 02111

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

This report must be preceded or accompanied by a prospectus for Sun Capital Advisers Trust which includes more information about charges and expenses. Please read the prospectus carefully before you invest or send money.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to registrant’s principal executive officer and principal financial officer. This code of ethics is available without charge, upon request, by calling 1-800-432-1102 x1687.  A copy of this code of ethics is filed as an exhibit to this Form N-CSR.  No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one financial expert, Michael P. Castellano, serving on its Committee of Independent Trustees, which also serves as the registrant’s audit committee pursuant to an Audit Charter. Mr. Castellano is considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Aggregate fees billed for professional services rendered to the registrant for the last two fiscal years by the registrant’s principal accountant were as follows:

(a) Audit Fees: Includes amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

FY 2004	FY 2005
$138,275	$192,000

(b) Audit-related Fees:

FY 2004	FY 2005
None	None

(c) Tax Fees: Includes amounts related to tax compliance, tax planning and tax advice.

FY 2004	FY 2005
$55,300	$20,850

(d) All Other Fees:

FY 2004	FY 2005
None	None

(e)(1) The registrant’s Committee of Independent Trustees (the “Committee”) has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval.

The policy includes a list of specified services that are deemed to be pre-approved, subject to stated dollar limits, by the Committee. The Committee must provide specific advance approval for any service that is not included in the list of pre-approved services, or for any pre-approved service that exceeds the dollar limit set forth in the policy.  In determining whether to approve services, the Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

(e)(2) No services included in this Item 4 (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) During the registrant’s fiscal years ended December 31, 2005 and December 31, 2004, the registrant’s principal accountant did not render any non-audit services to the registrant, the registrant’s investment adviser, or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included in stockholder report filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented since the registrant’s most recent disclosure to this Item.

Item 11. Controls and Procedures.

(a)            Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)           There have been no significant changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                         The code of ethics as required by Form N-CSR Item 2 is filed herewith.

(a)(2)                         A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3)                    Not applicable.

(b)           The certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	SUN CAPITAL ADVISERS TRUST

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President

Date:	February 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ JAMES M.A. ANDERSON
James M.A. Anderson, President
(Chief Executive Officer)

Date:	February 23, 2006

By (Signature and Title)*	/s/ JAMES F. ALBAN
James F. Alban, Treasurer (Chief Financial Officer)

Date:	February 23, 2006

* Print name and title of each signing officer under his or her signature.